Exhibit 10.1

Execution Copy

CLASS A-1 NOTE PURCHASE AGREEMENT

(SERIES 2012-1 VARIABLE FUNDING SENIOR NOTES, CLASS A-1)

dated as of November 29, 2012

among

ICON BRAND HOLDINGS LLC,

ICON DE INTERMEDIATE HOLDINGS LLC,

ICON DE HOLDINGS LLC and

ICON NY HOLDINGS LLC

each as a Co-Issuer,

ICONIX BRAND GROUP, INC.,

as Manager,

CERTAIN CONDUIT INVESTORS,

each as a Conduit Investor,

CERTAIN FINANCIAL INSTITUTIONS,

each as a Committed Note Purchaser,

CERTAIN FUNDING AGENTS,

BARCLAYS BANK PLC,

as L/C Provider,

BARCLAYS BANK PLC,

as Swingline Lender,

and

BARCLAYS BANK PLC,

as Administrative Agent

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SCHEDULES AND EXHIBITS

SCHEDULE I	Investor Groups and Commitments
SCHEDULE II	Notice Addresses for Lender Parties and Agents
SCHEDULE III	Additional Closing Conditions

EXHIBIT A	Form of Advance Request
EXHIBIT A-1	Form of Swingline Loan Request
EXHIBIT A-2	Form of L/C Application
EXHIBIT B	Form of Assignment and Assumption Agreement
EXHIBIT C	Form of Investor Group Supplement
EXHIBIT D	Form of Purchaser’s Letter

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CLASS A-1 NOTE PURCHASE AGREEMENT

THIS CLASS A-1 NOTE PURCHASE AGREEMENT, dated as of November 29, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is made by and among:

(a) ICON BRAND HOLDINGS LLC, a Delaware limited liability company (“Brand Holdings II”), ICON DE INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Brand Holdings I”), ICON DE HOLDINGS LLC, a Delaware limited liability company (“IP Holder I”), ICON NY HOLDINGS LLC, a Delaware limited liability company (“IP Holder II” and, together with the Brand Holdings I, Brand Holdings II and IP Holder I, collectively, the “Co-Issuers” and each, a “Co-Issuer”),

(b) ICONIX BRAND GROUP, INC., a Delaware corporation, as the manager (“Iconix” or the “Manager”),

(c) the several commercial paper conduits listed on Schedule I as Conduit Investors and their respective permitted successors and assigns (each, a “Conduit Investor” and, collectively, the “Conduit Investors”),

(d) the several financial institutions listed on Schedule I as Committed Note Purchasers and their respective permitted successors and assigns (each, a “Committed Note Purchaser” and, collectively, the “Committed Note Purchasers”),

(e) for each Investor Group, the financial institution entitled to act on behalf of the Investor Group set forth opposite the name of such Investor Group on Schedule I as Funding Agent and its permitted successors and assigns (each, the “Funding Agent” with respect to such Investor Group and, collectively, the “Funding Agents”),

(f) BARCLAYS BANK PLC, as L/C Provider,

(g) BARCLAYS BANK PLC, as Swingline Lender, and

(h) BARCLAYS BANK PLC, in its capacity as administrative agent for the Conduit Investors, the Committed Note Purchasers, the Funding Agents, the L/C Provider and the Swingline Lender (together with its permitted successors and assigns in such capacity, the “Administrative Agent” or the “Series 2012-1 Class A-1 Administrative Agent”).

BACKGROUND

1. Contemporaneously with the execution and delivery of this Agreement, the Co-Issuers and Citibank, N.A., as Trustee, are entering into the Series 2012-1 Supplement, of even date herewith (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Series 2012-1 Supplement”), to the Base Indenture, of even date herewith (as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time hereafter in accordance with the terms thereof, the “Base Indenture” and, together with the Series 2012-1 Supplement and any other supplement to the Base Indenture, the “Indenture”), among the Co-Issuers and the Trustee, pursuant to which the Co-Issuers will issue the Series 2012-1 Class A-1 Notes (as defined in the Series 2012-1 Supplement) in accordance with the Indenture.

2. The Co-Issuers wish to (a) issue the Series 2012-1 Class A-1 Advance Notes to each Funding Agent on behalf of the Investors in the related Investor Group, and obtain the agreement of the applicable Investors to make loans from time to time (each, an “Advance” or a “Series 2012-1 Class A-1 Advance” and, collectively, the “Advances” or the “Series 2012-1 Class A-1 Advances”) that will constitute the purchase of Series 2012-1 Class A-1 Outstanding Principal Amounts on the terms and conditions set forth in this Agreement; (b) issue the Series 2012-1 Class A-1 Swingline Note to the Swingline Lender and obtain the agreement of the Swingline Lender to make Swingline Loans on the terms and conditions set forth in this Agreement; and (c) issue the Series 2012-1 Class A-1 L/C Note to the L/C Provider and obtain the agreement of the L/C Provider to provide Letters of Credit on the terms and conditions set forth in this Agreement. L/C Obligations in connection with Letters of Credit issued pursuant to the Series 2012-1 Class A-1 L/C Note will constitute purchases of Series 2012-1 Class A-1 Outstanding Principal Amounts upon the incurrence of such L/C Obligations. The Series 2012-1 Class A-1 Advance Notes, the Series 2012-1 Class A-1 Swingline Note and the Series 2012-1 Class A-1 L/C Note constitute Series 2012-1 Class A-1 Notes. Iconix has joined in this Agreement to confirm certain representations, warranties and covenants made by it for the benefit of each Lender Party.

ARTICLE I

DEFINITIONS

SECTION 1.01 Definitions.

(a) All capitalized terms not otherwise defined herein are defined in the Series 2012-1 Supplemental Definitions List attached to the Series 2012-1 Supplement as Annex A or in the Base Indenture Definitions List attached to the Base Indenture as Annex A, as such Series 2012-1 Supplemental Definitions List or Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, as applicable. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of this Agreement.

(b) The following words and phrases shall have the following meanings and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

“Application” means an application, in such form as the applicable L/C Issuing Bank may specify from time to time, requesting such L/C Issuing Bank to issue a Letter of Credit.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2012-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2012-1 Closing Date.

“Commitment Percentage” means, on any date of determination, with respect to any Investor Group, the ratio, expressed as a percentage, which such Investor Group’s Maximum Investor Group Principal Amount bears to the Series 2012-1 Class A-1 Maximum Principal Amount on such date.

“Commitment Term” means the period from and including the Series 2012-1 Closing Date to but excluding the earlier of (a) the Commitment Termination Date and (b) the date on which the Commitments are terminated or reduced to zero in accordance with this Agreement.

“Commitment Termination Date” means the Series 2012-1 Class A-1 Senior Notes Renewal Date.

“Committed Note Purchaser Percentage” means, on any date of determination, with respect to any Committed Note Purchaser in any Investor Group, the ratio, expressed as a percentage, which the Commitment Amount of such Committed Note Purchaser bears to such Investor Group’s Maximum Investor Group Principal Amount on such date.

“Conduit Assignee” means, with respect to any Conduit Investor, any commercial paper conduit, whose Commercial Paper is rated by at least two of the Specified Rating Agencies and is rated at least “A-1” from Standard & Poor’s, “P-1” from Moody’s and/or “F1” from Fitch, as applicable, with respect to such Conduit Investor or any Affiliate of such Funding Agent, in each case, designated by such Funding Agent to accept an assignment from such Conduit Investor of the Investor Group Principal Amount or a portion thereof with respect to such Conduit Investor pursuant to Section 9.17(b).

“Defaulting Investor” means any Investor that has (a) failed to make a payment required to be made by it hereunder within one Business Day of the day such payment is required to be made by such Investor hereunder, (b) notified the Administrative Agent in writing that it does not intend to make any payment required to be made by it under the terms of this Agreement within one Business Day of the day such payment is required to be made by such Investor hereunder or (c) becomes the subject of an Event of Bankruptcy.

“Eligible Conduit Investor” means, at any time, any Conduit Investor who’s Commercial Paper at such time is rated by at least two of the Specified Rating Agencies and is rated at least “A-1” from Standard & Poor’s, “P-1” from Moody’s and/or “F1” from Fitch, as applicable.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Fitch” means Fitch, Inc., doing business as Fitch Ratings, or any successor thereto.

“Investor Group Increase Amount” means, with respect to any Investor Group, for any Business Day, the portion of the Increase, if any, actually funded by such Investor Group on such Business Day.

“Investor Group Principal Amount” means, with respect to any Investor Group, (a) when used with respect to the Series 2012-1 Closing Date, an amount equal to (i) such Investor Group’s Commitment Percentage of the Series 2012-1 Class A-1 Initial Advance Principal Amount plus (ii) such Investor Group’s Commitment Percentage of the Series 2012-1 Class A-1 Outstanding Subfacility Amount outstanding on the Series 2012-1 Closing Date, and (b) when used with respect to any other date, an amount equal to (i) the Investor Group Principal Amount with respect to such Investor Group on the immediately preceding Business Day (excluding any Series 2012-1 Class A-1 Outstanding Subfacility Amount included therein) plus (ii) the Investor Group Increase Amount with respect to such Investor Group on such date minus (iii) the amount of principal payments made to such Investor Group on the Series 2012-1 Class A-1 Advance Notes on such date plus (iv) such Investor Group’s Commitment Percentage of the Series 2012-1 Class A-1 Outstanding Subfacility Amount outstanding on such date.

“Lender Party” means any Investor, the Swingline Lender or the L/C Provider and “Lender Parties” means the Investors, the Swingline Lender and the L/C Provider.

“Margin Stock” means “margin stock” as defined in Regulation U of the F.R.S. Board, as amended from time to time.

“Maximum Investor Group Principal Amount” means, as to each Investor Group existing on the Series 2012-1 Closing Date, the amount set forth on Schedule I hereto, as such Investor Group’s Maximum Investor Group Principal Amount or, in the case of any other Investor Group, the amount set forth as such Investor Group’s Maximum Investor Group Principal Amount in the Assignment and Assumption Agreement or Investor Group Supplement by which the members of such Investor Group become parties to this Agreement, in each case, as such amount may be (i) reduced pursuant to Section 2.05 or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by the members of such Investor Group in accordance with the terms of this Agreement.

“Official Body” has the meaning set forth in the definition of “Change in Law.”

“Reimbursement Obligation” means the obligation of the Co-Issuers to reimburse the L/C Provider pursuant to Section 2.08 for amounts drawn under Letters of Credit.

ARTICLE II

PURCHASE AND SALE OF SERIES 2012-1 CLASS A-1 NOTES

SECTION 2.01 The Initial Advance Notes. On the terms and conditions set forth in the Indenture and this Agreement, and in reliance on the covenants, representations and agreements set forth herein and therein, the Co-Issuers shall issue and shall request the Trustee to authenticate the initial Series 2012-1 Class A-1 Advance Notes, which the Co-Issuers shall deliver to each Funding Agent on behalf of the Investors in the related Investor Group on the Series 2012-1 Closing Date. Such initial Series 2012-1 Class A-1 Advance Note for each Investor Group shall be dated the Series 2012-1 Closing Date, shall be registered in the name of the related Funding Agent or its nominee, as agent for the related Investors, or in such other name or nominee as such Funding Agent may request, shall have a maximum principal amount equal to the Maximum Investor Group Principal Amount for such Investor Group, shall have an initial outstanding principal amount equal to such Investor Group’s Commitment Percentage of the Series 2012-1 Class A-1 Initial Advance Principal Amount, and shall be duly authenticated in accordance with the provisions of the Indenture.

SECTION 2.02 Advances.

(a) Subject to the terms and conditions of this Agreement and the Indenture, each Non-Conduit Committed Note Purchaser shall, and each Eligible Conduit Investor, if any, may and, if such Conduit Investor determines that it will not make (or it does not in fact make) an Advance or any portion of an Advance, its related Committed Note Purchaser(s) shall or, if there is no Eligible Conduit Investor with respect to any

Investor Group, the Committed Note Purchaser(s) with respect to such Investor Group shall, upon the Co-Issuers’ request delivered in accordance with the provisions of Section 2.03 and the satisfaction of all conditions precedent thereto (or under the circumstances set forth in Section 2.05, 2.06 or 2.08), make Advances from time to time during the Commitment Term; provided that such Advances shall be made ratably by each Investor Group based on their respective Commitment Percentages and the portion of any such Advance made by any Committed Note Purchaser in such Investor Group shall be its Committed Note Purchaser Percentage of the Advances to be made by such Investor Group (or the portion thereof not being made by any Conduit Investor in such Investor Group); provided, further, that if, as a result of any Committed Note Purchaser (a “Non-Funding Committed Note Purchaser”) failing to make any previous Advance that such Non-Funding Committed Note Purchaser was required to make, outstanding Advances are not held ratably by each Investor Group based on their respective Commitment Percentages and among the Committed Note Purchasers within each Investor Group based on their respective Committed Note Purchaser Percentages at the time a request for Advances is made, (x) such Non-Funding Committed Note Purchaser shall make all of such Advances until outstanding Advances are held ratably by each Investor Group based on their respective Commitment Percentages and among the Committed Note Purchasers within each Investor Group based on their respective Committed Note Purchaser Percentages and (y) further Advances shall be made ratably by each Investor Group based on their respective Commitment Percentages and the portion of any such Advance made by any Committed Note Purchaser in such Investor Group shall be its Committed Note Purchaser Percentage of the Advances to be made by such Investor Group (or the portion thereof not being made by any Conduit Investor in such Investor Group); provided, further, that the failure of a Non-Funding Committed Note Purchaser to make Advances pursuant to the immediately preceding proviso shall not, subject to the immediately following proviso, relieve any other Committed Note Purchaser of its obligation hereunder, if any, to make Advances in accordance with Section 2.03(b)(i); provided, further, that, subject, in the case of clause (i) below, to Section 2.03(b)(ii), no Advance shall be required or permitted to be made by any Investor on any date to the extent that, after giving effect to such Advance, (i) the related Investor Group Principal Amount would exceed the related Maximum Investor Group Principal Amount or (ii) the Series 2012-1 Class A-1 Outstanding Principal Amount would exceed the Series 2012-1 Class A-1 Maximum Principal Amount.

(b) Notwithstanding anything herein or in any other Related Document to the contrary, at no time will a Conduit Investor be obligated to make Advances hereunder. If at any time any Conduit Investor is not an Eligible Conduit Investor, such Conduit Investor shall promptly notify the Administrative Agent (who shall promptly notify the related Funding Agent and Brand Holdings II (on behalf of the Co-Issuers)) thereof.

(c) Each of the Advances to be made on any date shall be made as part of a single borrowing (each such single borrowing being a “Borrowing”). The Advances made as part of the initial Borrowing on the Series 2012-1 Closing Date will be evidenced by the Series 2012-1 Class A-1 Advance Notes issued in connection herewith and will constitute purchases of Series 2012-1 Class A-1 Initial Advance Principal

Amounts corresponding to the amount of such Advances. All of the other Advances will constitute Increases evidenced by the Series 2012-1 Class A-1 Advance Notes issued in connection herewith and will constitute purchases of Series 2012-1 Class A-1 Outstanding Principal Amounts corresponding to the amount of such Advances.

(d) Section 2.2(b) of the Series 2012-1 Supplement specifies the procedures to be followed in connection with any Voluntary Decrease of the Series 2012-1 Class A-1 Outstanding Principal Amount. Each such Voluntary Decrease in respect of any Advances shall be either (i) in an aggregate minimum principal amount of $200,000 and integral multiples of $100,000 in excess thereof or (ii) or such other amount necessary to reduce the Series 2012-1 Class A-1 Outstanding Principal Amount to zero.

(e) Subject to the terms of this Agreement and the Series 2012-1 Supplement, the aggregate principal amount of the Advances evidenced by the Series 2012-1 Class A-1 Advance Notes may be increased by Borrowings or decreased by Voluntary Decreases from time to time.

SECTION 2.03 Borrowing Procedures.

(a) Whenever the Co-Issuers wish to make a Borrowing, the Co-Issuers shall (or shall cause the Manager on their behalf to) notify the Administrative Agent (who shall promptly, and in any event by 4:00 p.m. (New York City time) on the same Business Day as its receipt of the same, notify each Funding Agent of its pro rata share thereof (or other required share, as required pursuant to Section 2.02(a)) and notify the Trustee, the Control Party, the Swingline Lender and the L/C Provider in writing of such Borrowing) by written notice in the form of an Advance Request delivered to the Administrative Agent no later than 12:00 p.m. (New York City time) two Business Days (or, in the case of any Eurodollar Advances for purposes of Section 3.01(b), three Business Days) prior to the date of Borrowing (unless a shorter period is agreed upon by the Administrative Agent and the L/C Provider, the L/C Issuing Bank, the Swingline Lender or the Funding Agents, as applicable), which date of Borrowing shall be a Business Day during the Commitment Term. Each such notice shall be irrevocable and shall in each case refer to this Agreement and specify (i) the Borrowing date, (ii) the aggregate amount of the requested Borrowing to be made on such date, (iii) the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings (if applicable) to be repaid with the proceeds of such Borrowing on the Borrowing date, which amount shall constitute all outstanding Swingline Loans and Unreimbursed L/C Drawings outstanding on the date of such notice that are not prepaid with other funds of the Co-Issuers available for such purpose, and (iv) sufficient instructions for application of the balance, if any, of the proceeds of such Borrowing on the Borrowing date (which proceeds shall be made available to Brand Holdings II (on behalf of the Co-Issuers)). Requests for any Borrowing may not be made in an aggregate principal amount of less than $1,000,000 or in an aggregate principal amount that is not an integral multiple of $500,000 in excess thereof (except as otherwise provided herein with respect to Borrowings for the purpose of repaying then-outstanding Swingline Loans or Unreimbursed L/C Drawings). The Co-Issuers agree to cause requests for Borrowings to be made (to the extent not deemed made pursuant to Section 2.05 or 2.08) upon notice of any drawing under a Letter of Credit and in any event at least one time per week if any Swingline Loans or Unreimbursed L/C Drawings are outstanding, in each case, in amounts at least sufficient to repay in full all Swingline Loans and Unreimbursed L/C Drawings outstanding on the date of the applicable request. Subject to the provisos to Section 2.02(a), each Borrowing shall be ratably allocated among the Investor Groups’ respective Maximum Investor Group Principal Amounts. Each Funding Agent for a Conduit Investor shall promptly advise such Conduit Investor of any notice given pursuant to this Section 2.03(a) and shall promptly thereafter (but in no event later than 10:00 a.m. (New York City time) on the date of Borrowing) notify the Administrative Agent, Brand Holdings II (on behalf of the Co-Issuers) and the related Committed Note Purchaser(s) whether such Conduit Investor has determined to make all or any portion of the Advances in such Borrowing that are to be made by its Investor Group. On the date of each Borrowing and subject to the other conditions set forth herein and in the Series 2012-1 Supplement (and, if requested by the Administrative Agent, confirmation from the Swingline Lender and the L/C Provider, as applicable, as to (x) the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings to be repaid with the proceeds of such Borrowing on the Borrowing date, (y) the Undrawn L/C Face Amount of all Letters of Credit then outstanding and (z) the principal amount of any other Swingline Loans or Unreimbursed L/C Drawings then outstanding), the applicable Investors in each Investor Group shall make available, first, to the Administrative Agent the amount of the Advances in such Borrowing that are to be made by such Investor Group by wire transfer in U.S. Dollars of such amount in same day funds no later than 11:00 a.m. (New York time) on the date of such Borrowing, and upon receipt thereof the Administrative Agent shall make such proceeds available by 3:00 p.m. (New York City time), to the Swingline Lender and the L/C Provider, for repayment of the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings as set forth in the applicable Advance Request, if applicable, ratably in proportion to such respective amounts, and, second, to Brand Holdings II (on behalf of the Co-Issuers), the amount of the other Advances in such Borrowing that are to be made by such Investor Group by wire transfer in U.S. Dollars of such amount in same day funds no later than 3:00 p.m. (New York time) on the date of such Borrowing, as instructed in the applicable Advance Request.

(b) (i) The failure of any Committed Note Purchaser to make the Advance to be made by it as part of any Borrowing shall not relieve any other Committed Note Purchaser (whether or not in the same Investor Group) of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Committed Note Purchaser shall be responsible for the failure of any other Committed Note Purchaser to make the Advance to be made by such other Committed Note Purchaser on the date of any Borrowing. (ii) In the event that one or more Committed Note Purchasers fails to make its Advance by 11:00 a.m. (New York City time) on the date of such Borrowing, the Administrative Agent shall notify each of the other Committed Note Purchasers not later than 1:00 p.m. (New York City time) on such date, and each of the other Committed Note Purchasers may (but shall not be obligated to) make available to the Administrative Agent a supplemental Advance in a principal amount (such amount, the “reference amount”) equal to the lesser of (a) the aggregate principal Advance that was unfunded multiplied by a fraction, the numerator of which is the Commitment Amount of such

Committed Note Purchaser and the denominator of which is the aggregate Commitment Amounts of all Committed Note Purchasers (less the aggregate Commitment Amount of the Committed Note Purchasers failing to make Advances on such date) and (b) the excess of (i) such Committed Note Purchaser’s Commitment Amount over (ii) the product of such Committed Note Purchaser’s related Investor Group Principal Amount multiplied by such Committed Note Purchaser’s Committed Note Purchaser Percentage (after giving effect to all prior Advances on such date of Borrowing) (provided that a Committed Note Purchaser may (but shall not be obligated to), on terms and conditions to be agreed upon by such Committed Note Purchaser and the Co-Issuers, make available to the Administrative Agent a supplemental Advance in a principal amount in excess of the reference amount; provided, however, that no such supplemental Advance shall be permitted to be made to the extent that, after giving effect to such Advance, the Series 2012-1 Class A-1 Outstanding Principal Amount would exceed the Series 2012-1 Class A-1 Maximum Principal Amount). Such supplemental Advances shall be made by wire transfer in U.S. Dollars in same day funds no later than 3:00 p.m. (New York City time) one Business Day following the date of such Borrowing, first, to the Swingline Lender and the L/C Provider for application to repayment of the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings as set forth in the applicable Advance Request, if applicable, ratably in proportion to such respective amounts, and, second, to Brand Holdings II (on behalf of the Co-Issuers) as instructed in the applicable Advance Request. If any Committed Note Purchaser which shall have so failed to fund its Advance shall subsequently pay such amount, the Administrative Agent shall apply such amount pro rata to repay any supplemental Advances made by the other Committed Note Purchasers pursuant to this Section 2.03(b).

(c) Unless the Administrative Agent shall have received notice from a Funding Agent prior to the date of any Borrowing that an applicable Investor in the related Investor Group will not make available to the Swingline Lender, the L/C Provider and/or Brand Holdings II, as applicable, such Investor’s share of the Advances to be made by such Investor Group as part of such Borrowing, the Administrative Agent may (but shall not be obligated to) assume that such Investor has made such share available to the Swingline Lender, the L/C Provider and/or Brand Holdings II, as applicable, on the date of such Borrowing in accordance with Section 2.02(a).

SECTION 2.04 The Series 2012-1 Class A-1 Notes. On each date an Advance or Swingline Loan is made or a Letter of Credit is issued hereunder, and on each date the outstanding amount thereof is reduced, a duly authorized officer, employee or agent of the related Series 2012-1 Class A-1 Noteholder shall make appropriate notations in its books and records of the amount, evidenced by the related Series 2012-1 Class A-1 Advance Note, Series 2012-1 Class A-1 Swingline Note or Series 2012-1 Class A-1 L/C Note, of such Advance, Swingline Loan or Letter of Credit, as applicable, and the amount of such reduction, as applicable. The Co-Issuers hereby authorize each duly authorized officer, employee and agent of such Series 2012-1 Class A-1 Noteholder to make such notations on the books and records as aforesaid and every such notation made in accordance with the foregoing authority shall be prima facie evidence of the accuracy of the information so recorded; provided, however, that in the event of a discrepancy between the books and records of such Series 2012-1 Class A-1 Noteholder and the records maintained by the Trustee pursuant to the Indenture, such discrepancy shall be resolved by such Series 2012-1 Class A-1 Noteholder, the Control Party and the Trustee, in consultation with the Co-Issuers (provided that such consultation with the Co-Issuers will not in any way limit or delay such Series 2012-1 Class A-1 Noteholders’, the Control Party’s and the Trustee’s ability to resolve such discrepancy), and such resolution shall control in the absence of manifest error; provided further that the failure of any such notation to be made, or any finding that a notation is incorrect, in any such records shall not limit or otherwise affect the obligations of the Co-Issuers under this Agreement or the Indenture.

SECTION 2.05 Reduction in Commitments.

(a) The Co-Issuers may, upon three (3) Business Days’ notice to the Administrative Agent (who shall promptly notify the Trustee, the Control Party, each Funding Agent and each Investor), effect a permanent reduction in the Series 2012-1 Class A-1 Maximum Principal Amount and a corresponding reduction in each Commitment Amount and Maximum Investor Group Principal Amount on a pro rata basis; provided that (i) any such reduction will be limited to the undrawn portion of the Commitments, although any such reduction may be combined with a Voluntary Decrease effected pursuant to and in accordance with Section 2.2(b) of the Series 2012-1 Supplement, (ii) any such reduction must be in a minimum amount of $5,000,000, (iii) after giving effect to such reduction, the Series 2012-1 Class A-1 Maximum Principal Amount equals or exceeds $5,000,000, unless reduced to zero, and (iv) no such reduction shall be permitted if, after giving effect thereto, (x) the aggregate Commitment Amounts would be less than the Series 2012-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts with respect to which cash collateral is held by the L/C Provider pursuant to Section 4.03(b)) or (y) the aggregate Commitment Amounts would be less than the sum of the Swingline Commitment and the L/C Commitment. Any reduction made pursuant to this Section 2.05(a) shall be made ratably among the Investor Groups on the basis of their respective Maximum Investor Group Principal Amounts.

(b) If any of the following events shall occur, then the Commitment Amounts shall be automatically and permanently reduced on the dates and in the amounts set forth below with respect to the applicable event and the other consequences set forth below with respect to the applicable event shall ensue (and the Co-Issuers shall give the Trustee, the Control Party, each Funding Agent and the Administrative Agent prompt written notice thereof):

(i) if the Outstanding Principal Amount of the Series 2012-1 Class A-1 Notes has not been paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) by the Business Day immediately preceding the Series 2012-1 Class A-1 Senior Notes Renewal Date, (A) on such Business Day, (x) the principal amount of all then-outstanding Swingline Loans and Unreimbursed L/C Drawings shall be repaid in full with proceeds of Advances made on such date (and the Co-Issuers shall be deemed to have delivered such Advance Requests under Section 2.03 as may be necessary to cause such Advances to be made), and (y) the Swingline Commitment and the L/C Commitment shall both be automatically and permanently reduced to zero; (B) upon a Series 2012-1 Class A-1 Senior Notes Amortization Event, (x) all undrawn portions of the Commitments shall automatically and permanently terminate and the corresponding portions of the Series 2012-1 Class A-1 Maximum Principal Amount and the Maximum Investor Group Principal Amounts shall be automatically and permanently reduced by a corresponding amount (with respect to the Maximum Investor Group Principal Amounts, on a pro rata basis) and (y) the Commitment Amounts shall automatically and permanently be reduced to zero (all Undrawn L/C Face Amounts having expired by their terms prior to such date) and (C) each payment of principal on the Series 2012-1 Class A-1 Outstanding Principal Amount occurring following such Series 2012-1 Class A-1 Senior Notes Amortization Event shall result automatically and permanently in a dollar-for-dollar reduction of the Series 2012-1 Class A-1 Maximum Principal Amount and a corresponding reduction in each Maximum Investor Group Principal Amount on a pro rata basis;

(ii) if a Rapid Amortization Event occurs prior to the Series 2012-1 Class A-1 Senior Notes Renewal Date, then (A) on the date such Rapid Amortization Event occurs, (x) all undrawn portions of the Commitments shall automatically and permanently terminate, which termination shall be deemed to have occurred immediately following the making of Advances pursuant to clause (B) below, and the corresponding portions of the Series 2012-1 Class A-1 Maximum Principal Amount and the Maximum Investor Group Principal Amounts shall be automatically and permanently reduced by a corresponding amount (with respect to the Maximum Investor Group Principal Amounts, on a pro rata basis), (y) the Commitment Amounts shall automatically and permanently be reduced to zero, which reduction shall be deemed to have occurred immediately following the making of Advances pursuant to clause (B) below, and (z) the Swingline Commitment and the L/C Commitment shall both be automatically and permanently reduced to zero; (B) no later than the second Business Day after the occurrence of such Rapid Amortization Event, the principal amount of all then-outstanding Swingline Loans and Unreimbursed L/C Drawings shall be repaid in full with proceeds of Advances (and the Co-Issuers shall be deemed to have delivered such Advance Requests under Section 2.03 as may be necessary to cause such Advances to be made); and (C) each payment of principal (which, for the avoidance of doubt, shall include cash collateralization of Undrawn L/C Face Amounts pursuant to Sections 4.02, 4.03(a), 4.03(b) and 9.18(c)(ii)) on the Series 2012-1 Class A-1 Outstanding Principal Amount occurring on or after the date of such Rapid Amortization Event (excluding the repayment of any outstanding Swingline Loans and Unreimbursed L/C Obligations with proceeds of Advances pursuant to clause (B) above) shall result automatically and permanently in a dollar-for-dollar reduction of the Series 2012-1 Class A-1 Maximum Principal Amount and a corresponding reduction in each Maximum Investor Group Principal Amount on a pro rata basis;

(iii) if a Change of Control occurs (unless the Control Party has provided its prior written consent thereto), then (A) on the date such Change of Control occurs, (x) all undrawn portions of the Commitments shall automatically and permanently terminate, which termination shall be deemed to have occurred immediately following the making of Advances pursuant to clause (B) below, and the corresponding portions of the Series 2012-1 Class A-1 Maximum Principal Amount and the Maximum Investor Group Principal Amounts shall be automatically and permanently reduced by a corresponding amount (with respect to the Maximum Investor Group Principal Amounts, on a pro rata basis), (y) the Commitment Amounts shall automatically and permanently be reduced to zero, which reduction shall be deemed to have occurred immediately following the making of Advances pursuant to clause (B) below, and (z) the Swingline Commitment and the L/C Commitment shall both be automatically and permanently reduced to zero; (B) if the Series 2012-1 Prepayment Date specified in the applicable Prepayment Notice is scheduled to occur more than two Business Days after such occurrence, then no later than the second Business Day after the occurrence of such Change of Control, the principal amount of all then outstanding Swingline Loans and Unreimbursed L/C Drawings shall be repaid in full with proceeds of Advances (and the Co-Issuers shall be deemed to have delivered such Advance Requests under Section 2.03 as may be necessary to cause such Advances to be made); and (C) on the Series 2012-1 Prepayment Date specified in the applicable Prepayment Notice, (x) the Series 2012-1 Class A-1 Maximum Principal Amount, the Commitment Amounts and the Maximum Investor Group Principal Amounts shall all be automatically and permanently reduced to zero, and (y) the Co-Issuers shall cause the Series 2012-1 Class A-1 Outstanding Principal Amount to be paid in full (or, in the case of any then-outstanding Undrawn L/C Face Amounts, to be fully cash collateralized pursuant to Section 4.02 or 4.03), together with accrued interest and fees and all other amounts then due and payable to the Lender Parties, the Administrative Agent and the Funding Agents under this Agreement and the other Related Documents and any unreimbursed Servicing Advances (with interest thereon at the Advance Interest Rate), subject to and in accordance with the Priority of Payments;

(iv) if Indemnification Payments or Release Prices are allocated to and deposited in the Series 2012-1 Class A-1 Distribution Account in accordance with Section 3.6(j) of the Series 2012-1 Supplement at a time when either (i) no Senior Notes other than Series 2012-1 Class A-1 Senior Notes are Outstanding or (ii) if a Series 2012-1 Class A-1 Senior Notes Amortization Period is continuing, then (x) the aggregate Commitment Amount shall be automatically and permanently reduced on the date of such deposit by an amount (the “Series 2012-1 Class A-1 Allocated Payment Reduction Amount”) equal to the amount of such deposit, and each Committed Note Purchaser’s Commitment Amount shall be reduced on a pro rata basis of such Series 2012-1 Class A-1 Allocated Payment Reduction Amount based on each Committed Note Purchaser’s Commitment Amount and (y) the corresponding portions of the Series 2012-1 Class A-1 Maximum Principal Amount and the Maximum Investor Group Principal Amounts shall be automatically and permanently reduced on a pro rata basis based on each Investor Group’s Maximum Investor Group Principal Amount by a corresponding amount on such date (and, if after giving effect to such reduction the aggregate Commitment Amounts would be less than the sum of the Swingline Commitment and the L/C Commitment, then the aggregate amount of the Swingline Commitment and the L/C Commitment shall be reduced by the amount of such difference, with such reduction to be allocated between them in accordance with the written instructions of the Co-Issuers delivered prior to such date; provided that after giving effect thereto the aggregate amount of the Swingline Loans and the L/C Obligations do not exceed the Swingline Commitment and the L/C Commitment, respectively, as so reduced; provided further that in the absence of such instructions, such reduction shall be allocated first to the Swingline Commitment and then to the L/C Commitment) and (z) the Series 2012-1 Class A-1 Outstanding Principal Amount shall be repaid or prepaid (which, for the avoidance of doubt, shall include cash collateralization of Undrawn L/C Face Amounts pursuant to Sections 4.02, 4.03(a), 4.03(b) and 9.18(c)(ii)) in an aggregate amount equal to such Series 2012-1 Class A-1 Allocated Payment Reduction Amount on the date and in the order required by Section 3.6(j) of the Series 2012-1 Supplement; and

(v) if any Event of Default shall occur and be continuing (and shall not have been waived in accordance with the Base Indenture) and as a result the payment of the Series 2012-1 Class A-1 Notes is accelerated pursuant to the terms of the Base Indenture (and such acceleration shall not have been rescinded in accordance with the Base Indenture), then in addition to the consequences set forth in clause (ii) above in respect of the Rapid Amortization Event resulting from such Event of Default, the Series 2012-1 Class A-1 Maximum Principal Amount, the Commitment Amounts, the Swingline Commitment, the L/C Commitment and the Maximum Investor Group Principal Amounts shall all be automatically and permanently reduced to zero upon such acceleration and the Co-Issuers shall (in accordance with the Series 2012-1 Supplement) cause the Series 2012-1 Class A-1 Outstanding Principal Amount to be paid in full (which, for the avoidance of doubt, shall include cash collateralization of Undrawn L/C Face Amounts pursuant to Sections 4.02, 4.03(a), 4.03(b) and 9.18(c)(ii)) together with accrued interest, Series 2012-1 Class A-1 Quarterly Commitment Fees, Series 2012-1 Class A-1 Other Amounts and all other amounts then due and payable to the Lender Parties, the Administrative Agent and the Funding Agents under this Agreement and the other Related Documents and any unreimbursed Servicing Advances (with interest thereon at the Advance Interest Rate) subject to and in accordance with the Priority of Payments.

SECTION 2.06 Swingline Commitment.

(a) On the terms and conditions set forth in the Indenture and this Agreement, and in reliance on the covenants, representations and agreements set forth herein and therein, the Co-Issuers shall issue and shall cause the Trustee to authenticate the initial Series 2012-1 Class A-1 Swingline Note, which the Co-Issuers shall deliver to the Swingline Lender on the Series 2012-1 Closing Date. Such initial Series 2012-1 Class A-1 Swingline Note shall be dated the Series 2012-1 Closing Date, shall be registered in the name of the Swingline Lender or its nominee, or in such other name as the Swingline Lender may request, shall have a maximum principal amount equal to the Swingline Commitment, shall have an initial outstanding principal amount equal to the Series 2012-1 Class A-1 Initial Swingline Principal Amount, and shall be duly authenticated in accordance with the provisions of the Indenture. Subject to the terms and conditions hereof, the Swingline Lender, in reliance on the agreements of the Committed Note Purchasers set forth in this Section 2.06, agrees to make swingline loans (each, a “Swingline Loan” or a “Series 2012-1 Class A-1 Swingline Loan” and, collectively, the “Swingline Loans” or the “Series 2012-1 Class A-1 Swingline Loans”) to the Co-Issuers from time to time during the period commencing on the Series 2012-1 Closing Date and ending on the date that is two Business Days prior to the Commitment Termination Date; provided that the Swingline Lender shall have no obligation or right to make any Swingline Loan if, after giving effect thereto, (i) the aggregate principal amount of Swingline Loans outstanding would exceed the Swingline Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with the Swingline Lender’s other outstanding Advances hereunder, may exceed the Swingline Commitment then in effect) or (ii) the Series 2012-1 Class A-1 Outstanding Principal Amount would exceed the Series 2012-1 Class A-1 Maximum Principal Amount. Each such borrowing of a Swingline Loan will constitute a Subfacility Increase in the outstanding principal amount evidenced by the Series 2012-1 Class A-1 Swingline Note in an amount corresponding to such borrowing. Subject to the terms of this Agreement and the Series 2012-1 Supplement, the outstanding principal amount evidenced by the Series 2012-1 Class A-1 Swingline Note may be increased by borrowings of Swingline Loans or decreased by payments of principal thereon from time to time.

(b) Whenever the Co-Issuers desire that the Swingline Lender make Swingline Loans they shall (or shall cause the Manager on their behalf to) give the Swingline Lender and the Administrative Agent irrevocable notice in writing not later than 12:00 p.m. (New York City time) on the proposed borrowing date, specifying (i) the amount to be borrowed, (ii) the requested borrowing date (which shall be a Business Day during the Commitment Term not later than the date that is two Business Days prior to the Commitment Termination Date) and (iii) the payment instructions for the proceeds of such borrowing (which shall be consistent with the terms and provisions of this Agreement and the Indenture and which proceeds shall be made available to Brand Holdings II (on behalf of the Co-Issuers)). Such notice shall be in the form of a Swingline Advance Request in the form attached hereto as Exhibit A-1 hereto (a “Swingline Loan Request”). Promptly upon receipt of any Swingline Loan Request (but in no event later than 2:00 p.m. (New York City time) on the date of such receipt), the Swingline Lender shall promptly notify the Control Party and the Trustee thereof in writing. Each borrowing under the Swingline Commitment shall be in a minimum amount equal to $100,000. Promptly upon receipt of any Swingline Loan Request (but in no event later than 2:00 p.m. (New York City time) on the date of such receipt), the Administrative Agent (based, with respect to any portion of the Series 2012-1 Class A-1 Outstanding Subfacility Amount held by any Person other than the Administrative Agent, solely on written notices received by the Administrative Agent under this Agreement) will inform the Swingline Lender whether or not, after giving effect to the requested Swingline Loan, the Series 2012-1 Class A-1 Outstanding Principal Amount would exceed the Series 2012-1 Class A-1 Maximum Principal Amount. If the Administrative Agent confirms that the Series 2012-1 Class A-1 Outstanding Principal Amount would not exceed the Series 2012-1 Class A-1 Maximum Principal Amount after giving effect to the requested Swingline Loan, then not later than 3:00 p.m. (New York City time) on the borrowing date specified in the Swingline Loan Request, subject to the other conditions set forth herein and in the Series 2012-1 Supplement, the Swingline Lender shall make available to Brand Holdings II (on behalf of the Co-Issuers) in accordance with the payment instructions set forth in such notice an amount in immediately available funds equal to the amount of the requested Swingline Loan.

(c) The Co-Issuers hereby agree that each Swingline Loan made by the Swingline Lender to the Co-Issuers pursuant to Section 2.06(a) shall constitute the promise and obligation of the Co-Issuers jointly and severally to pay to the Swingline Lender the aggregate unpaid principal amount of all Swingline Loans made by such Swingline Lender pursuant to Section 2.06(a), which amounts shall be due and payable (whether at maturity or by acceleration) as set forth in this Agreement and in the Indenture for the Series 2012-1 Class A-1 Outstanding Principal Amount.

(d) In accordance with Section 2.03(a), the Co-Issuers agree to cause requests for Borrowings to be made at least one time per week if any Swingline Loans are outstanding in amounts at least sufficient to repay in full all Swingline Loans outstanding on the date of the applicable request. In accordance with Section 3.01(c), outstanding Swingline Loans shall bear interest at the Base Rate.

(e) If prior to the time Advances would have otherwise been made pursuant to Section 2.06(d), an Event of Bankruptcy shall have occurred and be continuing with respect to any Co-Issuer or any other Securitization Entity or if for any other reason, as determined by the Swingline Lender in its sole and absolute discretion, Advances may not be made as contemplated by Section 2.06(d), each Committed Note Purchaser shall, on the date such Advances were to have been made pursuant to the notice referred to in Section 2.06(d) (the “Refunding Date”), purchase for cash an undivided participating interest in the then-outstanding Swingline Loans by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to (i) its Committed Note Purchaser Percentage multiplied by (ii) the related Investor Group’s Commitment Percentage multiplied by (iii) the aggregate principal amount of Swingline Loans then outstanding that was to have been repaid with such Advances.

(f) Whenever, at any time after the Swingline Lender has received from any Investor such Investor’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Investor its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Investor’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Investor’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Investor will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

(g) Each applicable Investor’s obligation to make the Advances referred to in Section 2.06(d) and each Committed Note Purchaser’s obligation to purchase participating interests pursuant to Section 2.06(e) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Investor, Committed Note Purchaser or the Co-Issuers may have against the Swingline Lender, the Co-Issuers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article VII other than at the time the related Swingline Loan was made; (iii) any adverse change in the condition (financial or otherwise) of the Co-Issuers; (iv) any breach of this Agreement or any other Indenture Document by any Co-Issuer or any other Person; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(h) The Co-Issuers may, upon three Business Days’ notice to the Administrative Agent and the Swingline Lender, effect a permanent reduction in the Swingline Commitment; provided that any such reduction will be limited to the undrawn portion of the Swingline Commitment. If requested by the Co-Issuers in writing and with the prior written consent of the Swingline Lender and the Administrative Agent, the Swingline Lender may (but shall not be obligated to) increase the amount of the Swingline Commitment; provided that, after giving effect thereto, the aggregate amount of the Swingline Commitment and the L/C Commitment does not exceed the aggregate amount of the Commitments.

(i) The Co-Issuers may, upon notice to the Swingline Lender (who shall promptly notify the Administrative Agent and the Trustee thereof in writing), at any time and from time to time, voluntarily prepay Swingline Loans in whole or in part without premium or penalty; provided that (x) such notice must be received by the Swingline Lender not later than 1:00 p.m. (New York City time) on the date of the prepayment, (y) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding and (z) if the source of funds for such prepayment is not a Borrowing, there shall be no unreimbursed Servicing Advances (or interest thereon) at such time. Each such notice shall specify the date and amount of such prepayment. If such notice is given, the Co-Issuers shall make such prepayment directly to the Swingline Lender and the payment amount specified in such notice shall be due and payable on the date specified therein.

SECTION 2.07 L/C Commitment.

(a) Subject to the terms and conditions hereof, the L/C Provider (or its permitted assigns pursuant to Section 9.17), in reliance on the agreements of the

Committed Note Purchasers set forth in Sections 2.08 and 2.09, agrees to provide standby letters of credit, including Interest Reserve Letters of Credit (each, a “Letter of Credit” and, collectively, the “Letters of Credit”) for the account of the Co-Issuers on any Business Day during the period commencing on the Series 2012-1 Closing Date and ending on the date that is ten Business Days prior to the Commitment Termination Date to be issued in accordance with Section 2.07(h) in such form as may be approved from time to time by the L/C Provider; provided that the L/C Provider shall have no obligation or right to provide any Letter of Credit on a requested issuance date if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the Series 2012-1 Class A-1 Outstanding Principal Amount would exceed the Series 2012-1 Class A-1 Maximum Principal Amount.

Each Letter of Credit shall (x) be denominated in Dollars, (y) have a face amount of at least $100,000 (unless otherwise agreed by the L/C Provider) and (z) expire no later than the earlier of (A) the first anniversary of its date of issuance and (B) the date that is ten Business Days prior to the Commitment Termination Date (the “Required Expiration Date”); provided that any Letter of Credit may provide for the automatic renewal thereof for additional periods, each individually not to exceed one year (which shall in no event extend beyond the Required Expiration Date) unless the L/C Provider notifies the beneficiary of such Letter of Credit at least 30 calendar days prior to the then-applicable expiration date (or no later than the applicable notice date, if earlier, as specified in such Letter of Credit) that such Letter of Credit shall not be renewed; provided further that any Letter of Credit may have an expiration date that is later than the Required Expiration Date so long as either (x) the Undrawn L/C Face Amount with respect to such Letter of Credit has been fully cash collateralized by the Co-Issuers in accordance with Section 4.02 or 4.03 as of the Required Expiration Date and there are no other outstanding L/C Obligations with respect to such Letter of Credit as of the Required Expiration Date or (y) other than with respect to Interest Reserve Letters of Credit, arrangements satisfactory to the L/C Provider in its sole and absolute discretion have been made with the L/C Provider (and, if the L/C Provider is not the L/C Issuing Bank with respect to such Letter of Credit, the L/C Issuing Bank) pursuant to Section 4.04 such that such Letter of Credit shall cease to be deemed outstanding or to be deemed a “Letter of Credit” for purposes of this Agreement as of the Commitment Termination Date.

Additionally, each Interest Reserve Letter of Credit shall (1) name the Trustee, for the benefit of the Senior Noteholders or the Senior Subordinated Noteholders, as applicable, as the beneficiary thereof; (2) allow the Control Party on behalf of the Trustee to submit a notice of drawing in respect of such Interest Reserve Letter of Credit whenever amounts would otherwise be required to be withdrawn from the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable, pursuant to the Indenture; and (3) indicate by its terms that the proceeds in respect of drawings under such Interest Reserve Letter of Credit shall be paid directly into the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable.

The L/C Provider shall not at any time be obligated to (I) provide any Letter of Credit hereunder if such issuance would violate, or cause any L/C Issuing Bank to exceed any limits imposed by, any applicable Requirement of Law or (II) amend any Letter of Credit hereunder if (1) the L/C Provider would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof or (2) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(b) On the terms and conditions set forth in the Indenture and this Agreement, and in reliance on the covenants, representations and agreements set forth herein and therein, the Co-Issuers shall issue and shall cause the Trustee to authenticate the initial Series 2012-1 Class A-1 L/C Note, which the Co-Issuers shall deliver to the L/C Provider on the Series 2012-1 Closing Date. Such initial Series 2012-1 Class A-1 L/C Note shall be dated the Series 2012-1 Closing Date, shall be registered in the name of the L/C Provider or in such other name or nominee as the L/C Provider may request, shall have a maximum principal amount equal to the L/C Commitment, shall have an initial outstanding principal amount equal to the Series 2012-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount, and shall be duly authenticated in accordance with the provisions of the Indenture. Each issuance of a Letter of Credit after the Series 2012-1 Closing Date will constitute an Increase in the outstanding principal amount evidenced by the Series 2012-1 Class A-1 L/C Note in an amount corresponding to the Undrawn L/C Face Amount of such Letter of Credit. All L/C Obligations (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under the Series 2012-1 Class A-1 L/C Note and shall be deemed to be Series 2012-1 Class A-1 Outstanding Principal Amounts for all purposes of this Agreement, the Indenture and the other Related Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest. Subject to the terms of this Agreement and the Series 2012-1 Supplement, the outstanding principal amount evidenced by the Series 2012-1 Class A-1 L/C Note may be increased by issuances of Letters of Credit or decreased by expirations thereof or reimbursements of drawings thereunder or other circumstances resulting in the permanent reduction in any Undrawn L/C Face Amounts from time to time. The L/C Provider and the Co-Issuers agree to promptly notify the Administrative Agent and the Trustee of any such decreases for which notice to the Administrative Agent is not otherwise provided hereunder.

(c) The Co-Issuers may (or shall cause the Manager on their behalf to) from time to time request that the L/C Provider provide a new Letter of Credit by delivering to the L/C Provider at its address for notices specified herein an Application therefor (in the form required by the applicable L/C Issuing Bank as notified to the Co-Issuers by the L/C Provider, which, for the L/C Issuing Bank as of the Closing Date, shall be in the form of Exhibit A-2 hereto), completed to the satisfaction of the L/C Provider, and such other certificates, documents and other papers and information as the L/C Provider may request on behalf of the L/C Issuing Bank. Upon receipt of any completed Application, the L/C Provider will notify the Administrative Agent and the Trustee in writing of the amount, the beneficiary and the requested expiration of the requested Letter of Credit (which shall comply with Section 2.07(a) and (i)) and, subject to the other conditions set forth herein and in the Series 2012-1 Supplement and upon receipt of written confirmation from the Administrative Agent (based, with respect to any portion of the Series 2012-1 Class A-1 Outstanding Subfacility Amount held by any Person other than the Administrative Agent, solely on written notices received by the Administrative

Agent under this Agreement) that after giving effect to the requested issuance, the Series 2012-1 Class A-1 Outstanding Principal Amount would not exceed the Series 2012-1 Class A-1 Maximum Principal Amount (provided that the L/C Provider shall be entitled to rely upon any written statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons of the Administrative Agent for purposes of determining whether the L/C Provider received such prior written confirmation from the Administrative Agent with respect to any Letter of Credit), the L/C Provider will cause such Application and the certificates, documents and other papers and information delivered in connection therewith to be processed in accordance with the L/C Issuing Bank’s customary procedures and shall promptly provide the Letter of Credit requested thereby (but in no event shall the L/C Provider be required to provide any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto, as provided in Section 2.07(a)) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the L/C Provider and the Co-Issuers. The L/C Provider shall furnish a copy of such Letter of Credit to the Manager (with a copy to the Administrative Agent) promptly following the issuance thereof. The L/C Provider shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Funding Agents, the Investors, the Control Party and the Trustee, written notice of the issuance of each Letter of Credit (including the amount thereof).

(d) The Co-Issuers shall jointly and severally pay ratably to the Committed Note Purchasers the L/C Quarterly Fees (as defined in the Series 2012-1 Class A-1 VFN Fee Letter, the “L/C Quarterly Fees”) in accordance with the terms of the Series 2012-1 Class A-1 VFN Fee Letter and subject to the Priority of Payments.

(e) In addition, the Co-Issuers shall jointly and severally pay to or reimburse the L/C Provider for the account of the applicable L/C Issuing Bank the L/C Fronting Fees (as defined in the Series 2012-1 Class A-1 VFN Fee Letter, the “L/C Fronting Fees”) in accordance with the terms of the Series 2012-1 Class A-1 VFN Fee Letter and subject to the Priority of Payments.

(f) To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article II, the provisions of this Article II shall apply.

(g) The Co-Issuers may, upon three Business Days’ notice to the Administrative Agent and the L/C Provider, effect a permanent reduction in the L/C Commitment; provided that any such reduction will be limited to the undrawn portion of the L/C Commitment. If requested by the Co-Issuers in writing and with the prior written consent of the L/C Provider and the Administrative Agent, the L/C Provider may (but shall not be obligated to) increase the amount of the L/C Commitment; provided that, after giving effect thereto, the aggregate amount of the Swingline Commitment and the L/C Commitment does not exceed the aggregate Commitment Amounts.

(h) The L/C Provider shall satisfy its obligations under this Section 2.07 with respect to providing any Letter of Credit hereunder by issuing such Letter of Credit itself if the L/C Issuing Bank Rating Test is satisfied with respect to the L/C Provider and the issuance of such Letter of Credit. If the L/C Issuing Bank Rating Test is not satisfied with respect to the L/C Provider and the issuance of such Letter of Credit, a Person selected by (at the expense of) Brand Holdings II shall issue such Letter of Credit; provided that such Person and issuance of such Letter of Credit satisfies the L/C Issuing Bank Rating Test (the L/C Provider in its capacity as the issuer of such Letter of Credit or such other Person selected by (at the expense of) Brand Holdings II being referred to as the “L/C Issuing Bank” with respect to such Letter of Credit). The “L/C Issuing Bank Rating Test” is a test that is satisfied with respect to a Person issuing a Letter of Credit if the Person is a U.S. commercial bank that has, at the time of the issuance of such Letter of Credit, (i) a short-term certificate of deposit rating of not less than “P-1” from Moody’s and “A-1” from S&P and (ii) a long-term unsecured debt rating of not less than “Baa1” from Moody’s or “BBB+” from S&P or such other minimum long-term unsecured debt rating as may be reasonably required by the beneficiary of such proposed Letter of Credit.

(i) The L/C Provider and, if the L/C Provider is not the L/C Issuing Bank for any Letter of Credit, the L/C Issuing Bank shall be under no obligation to issue any Letter of Credit if: any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Provider or the L/C Issuing Bank, as applicable, from issuing the Letter of Credit, or any law applicable to the L/C Provider or the L/C Issuing Bank, as applicable, or any request or directive (which request or directive, in the reasonable judgment of the L/C Provider or the L/C Issuing Bank, as applicable, has the force of law) from any Governmental Authority with jurisdiction over the L/C Provider or the L/C Issuing Bank, as applicable, shall prohibit the L/C Provider or the L/C Issuing Bank, as applicable, from issuing of letters of credit generally or the Letter of Credit in particular.

(j) Unless otherwise expressly agreed by the L/C Provider or the L/C Issuing Bank, as applicable, and the Co-Issuers when a Letter of Credit is issued, the rules of the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit issued hereunder.

(k) For the avoidance of doubt, the L/C Commitment shall be a sub-facility limit of the Commitment Amounts and aggregate outstanding L/C Obligations as of any date of determination shall be a component of the Series 2012-1 Class A-1 Outstanding Principal Amount on such date of determination, pursuant to the definition thereof.

(l) If, on the date that is five Business Days prior to the expiration of any Interest Reserve Letter of Credit, such Interest Reserve Letter of Credit has not been replaced or renewed and the Co-Issuers have not otherwise deposited funds into the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable, in the amounts that would otherwise be required pursuant to the

Indenture had such Interest Reserve Letter of Credit not been issued, Brand Holdings II (or the Control Party on its behalf) will submit a notice of drawing under such Interest Reserve Letter of Credit and use the proceeds thereof to fund a deposit into the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable, in an amount equal to the Senior Notes Interest Reserve Account Deficit Amount or the Senior Subordinated Notes Interest Reserve Account Deficit Amount on such date, in each case calculated as if such Interest Reserve Letter of Credit had not been issued.

(m) If, on any day an Interest Reserve Letter of Credit is outstanding, (i) the short-term debt credit rating of the L/C Issuing Bank with respect to such Interest Reserve Letter of Credit is withdrawn by Standard & Poor’s or downgraded below “A-1” or is withdrawn by Moody’s or downgraded below “P-1” or (ii) the long-term debt credit rating of such L/C Issuing Bank is withdrawn by Standard & Poor’s or downgraded below “BBB+” or is withdrawn by Moody’s or downgraded below “Baa1” (each of cases (i) and (ii), an “L/C Downgrade Event”), on the fifth Business Day after the occurrence of such L/C Downgrade Event, Brand Holdings II (or the Control Party on its behalf) will submit a notice of drawing under each Interest Reserve Letter of Credit issued by such L/C Issuing Bank and use the proceeds thereof to fund a deposit into the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable, in an amount equal to the Senior Notes Interest Reserve Account Deficit Amount or the Senior Subordinated Notes Interest Reserve Account Deficit Amount on such date, in each case calculated as if such Interest Reserve Letter(s) of Credit had not been issued.

SECTION 2.08 L/C Reimbursement Obligations.

(a) For the purpose of reimbursing the payment of any draft presented under any Letter of Credit, the Co-Issuers jointly and severally agree to pay the L/C Provider, for its own account or for the account of the L/C Issuing Bank, as applicable, by 3:00 p.m. (New York City time) five Business Days after the day (subject to and in accordance with the Priority of Payments) on which the L/C Provider notifies the Co-Issuers and the Administrative Agent (and in each case the Administrative Agent shall promptly, and in any event by 4:00 p.m. (New York City time) on the same Business Day as its receipt of the same, notify the Funding Agents) of the date and the amount of such draft, an amount in Dollars equal to the sum of (i) the amount of such draft so paid (the “L/C Reimbursement Amount”) and (ii) any taxes, fees, charges or other costs or expenses (including amounts payable pursuant to Section 3.02(c), and collectively, the “L/C Other Reimbursement Costs”) incurred by the L/C Issuing Bank in connection with such payment. Each drawing under any Letter of Credit shall (unless an Event of Bankruptcy shall have occurred and be continuing with respect to any Co-Issuer or other Securitization Entity, in which cases the procedures specified in Section 2.09 for funding by Committed Note Purchasers shall apply) constitute a request by the Co-Issuers to the Administrative Agent and each Funding Agent for a Base Rate Borrowing pursuant to Section 2.03 in the amount of the applicable L/C Reimbursement Amount, and the Co-Issuers shall be deemed to have made such request pursuant to the procedures set forth in Section 2.03. The applicable Investors in each Investor Group hereby agree to make

Advances in an aggregate amount for each Investor Group equal to such Investor Group’s Commitment Percentage of the L/C Reimbursement Amount to pay the L/C Provider. The Borrowing date with respect to such Borrowing shall be the first date on which a Base Rate Borrowing could be made pursuant to Section 2.03 if the Administrative Agent had received a notice of such Borrowing at the time the Administrative Agent receives notice from the L/C Provider of such drawing under such Letter of Credit. Such Investors shall make the amount of such Advances available to the Administrative Agent in immediately available funds not later than 3:00 p.m. (New York time) on such Borrowing date and the proceeds of such Advances shall be immediately made available by the Administrative Agent to the L/C Provider for application to the reimbursement of such drawing.

(b) The Co-Issuers’ obligations under Section 2.08(a) shall be absolute and unconditional, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances and irrespective of (i) any setoff, counterclaim or defense to payment that the Co-Issuers may have or have had against the L/C Provider, the L/C Issuing Bank, any beneficiary of a Letter of Credit or any other Person, (ii) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (iii) payment by the L/C Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) payment by the L/C Issuing Bank under a Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under the Bankruptcy Code or any other liquidation, conservatorship, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of any jurisdictions or (v) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.08(b), constitute a legal or equitable discharge of, or provide a right of setoff against, any Co-Issuer’s obligations hereunder. The Co-Issuers also agree that the L/C Provider and the L/C Issuing Bank shall not be responsible for, and the Co-Issuers’ Reimbursement Obligations under Section 2.08(a) shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Co-Issuers and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Co-Issuers against any beneficiary of such Letter of Credit or any such transferee. Neither the L/C Provider nor the L/C Issuing Bank shall be liable for any error, omission, interruption, loss or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Co-Issuers to the extent permitted by applicable law) caused by errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the L/C Provider or the L/C Issuing Bank, as the case may be. The Co-Issuers agree that any action taken or omitted by the L/C Provider or the L/C Issuing Bank, as the case may be, under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the UCC of the State of New York, shall be binding on the Co-Issuers and shall not result in any liability of the L/C Provider or the L/C Issuing Bank to the Co-Issuers. As between the Co-Issuers and the L/C Issuing Bank, the Co-Issuers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to such beneficiary’s or transferee’s use of any Letter of Credit. In furtherance of the foregoing and without limiting the generality thereof, the Co-Issuers agree with the L/C Issuing Bank that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the L/C Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(c) If any draft shall be presented for payment under any Letter of Credit, the L/C Provider shall promptly notify the Manager, the Co-Issuers and the Administrative Agent of the date and amount thereof. The responsibility of the applicable L/C Issuing Bank to the Co-Issuers in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit and, in paying such draft, such L/C Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of any Person(s) executing or delivering any such document.

SECTION 2.09 L/C Participations.

(a) The L/C Provider irrevocably agrees to grant and hereby grants to each Committed Note Purchaser, and, to induce the L/C Provider to provide Letters of Credit hereunder (and, if the L/C Provider is not the L/C Issuing Bank for any Letter of Credit, to induce the L/C Provider to agree to reimburse such L/C Issuing Bank for any payment of any drafts presented thereunder), each Committed Note Purchaser irrevocably and unconditionally agrees to accept and purchase and hereby accepts and purchases from the L/C Provider, on the terms and conditions set forth below, for such Committed Note Purchaser’s own account and risk an undivided interest equal to its Committed Note Purchaser Percentage of the related Investor Group’s Commitment Percentage of the L/C Provider’s obligations and rights under and in respect of each Letter of Credit provided hereunder and the L/C Reimbursement Amount with respect to each draft paid or reimbursed by the L/C Provider in connection therewith. Subject to Section 2.07(c), each Committed Note Purchaser unconditionally and irrevocably agrees with the L/C Provider that, if a draft is paid under any Letter of Credit for which the L/C Provider is not paid in full by the Co-Issuers in accordance with the terms of this Agreement, such Committed Note Purchaser shall pay to the Administrative Agent upon demand of the L/C Provider an amount equal to its Committed Note Purchaser Percentage of the related Investor Group’s Commitment Percentage of the L/C Reimbursement Amount with respect to such draft, or any part thereof, that is not so paid.

(b) If any amount required to be paid by any Committed Note Purchaser to the Administrative Agent for forwarding to the L/C Provider pursuant to Section 2.09(a) in respect of any unreimbursed portion of any payment made or reimbursed by the L/C Provider under any Letter of Credit is paid to the Administrative Agent for forwarding to the L/C Provider within three Business Days after the date such payment is due, such Committed Note Purchaser shall pay to Administrative Agent for forwarding to the L/C Provider on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the L/C Provider, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any Committed Note Purchaser pursuant to Section 2.09(a) is not made available to the Administrative Agent for forwarding to the L/C Provider by such Committed Note Purchaser within three Business Days after the date such payment is due, the L/C Provider shall be entitled to recover from such Committed Note Purchaser, on demand, such amount with interest thereon calculated from such due date at the Base Rate. A certificate of the L/C Provider submitted to any Committed Note Purchaser with respect to any amounts owing under this Section 2.09(b), in the absence of manifest error, shall be conclusive and binding on such Committed Note Purchaser. Such amounts payable under this Section 2.09(b) shall be paid without any deduction for any withholding taxes.

(c) Whenever, at any time after payment has been made under any Letter of Credit and the L/C Provider has received from any Committed Note Purchaser its pro rata share of such payment in accordance with Section 2.09(a), the Administrative Agent or the L/C Provider receives any payment related to such Letter of Credit (whether directly from the Co-Issuers or otherwise, including proceeds of collateral applied thereto by the L/C Provider), or any payment of interest on account thereof, the Administrative Agent or the L/C Provider, as the case may be, will distribute to such Committed Note Purchaser its pro rata share thereof; provided, however, that in the event that any such payment received by the Administrative Agent or the L/C Provider, as the case may be, shall be required to be returned by the Administrative Agent or the L/C Provider, such Committed Note Purchaser shall return to the Administrative Agent for the account of the L/C Provider the portion thereof previously distributed by the Administrative Agent or the L/C Provider, as the case may be, to it.

(d) Each Committed Note Purchaser’s obligation to make the Advances referred to in Section 2.08(a) and to pay its pro rata share of any unreimbursed draft pursuant to Section 2.09(a) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Committed Note Purchaser or the Co-Issuers may have against the L/C Provider, any L/C Issuing Bank, the Co-Issuers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article VII other than at the time the related Letter of Credit was issued; (iii) an adverse change in the condition (financial or otherwise) of the Co-Issuers; (iv) any breach of this Agreement or any other Indenture Document by any Co-Issuer or any other Person; (v) any amendment, renewal or extension of any Letter of Credit in compliance with this Agreement or with the terms of such Letter of Credit, as applicable; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

ARTICLE III

INTEREST AND FEES

SECTION 3.01 Interest.

(a) To the extent that an Advance is funded or maintained by a Conduit Investor through the issuance of Commercial Paper, such Advance shall bear interest at the CP Rate applicable to such Conduit Investor. To the extent that, and only for so long as, an Advance is funded or maintained by a Conduit Investor through means other than the issuance of Commercial Paper (based on its determination in good faith that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of Commercial Paper in the commercial paper market of the United States to finance its purchase or maintenance of such Advance or any portion thereof (which determination may be based on any allocation method employed in good faith by such Conduit Investor), including by reason of market conditions or by reason of insufficient availability under any of its Program Support Agreement or the downgrading of any of its Program Support Providers), such Advance shall bear interest at (i) the Base Rate or (ii) if the required notice has been given pursuant to Section 3.01(b) with respect to such Advance, for any Eurodollar Interest Period, the Eurodollar Rate applicable to such Eurodollar Interest Period for such Advance, in each case except as otherwise provided in the definition of Eurodollar Interest Period or in Section 3.03 or 3.04. Each Advance funded or maintained by a Committed Note Purchaser or a Program Support Provider shall bear interest at (i) the Base Rate or (ii) if the required notice has been given pursuant to Section 3.01(b) with respect to such Advance, for any Eurodollar Interest Period, the Eurodollar Rate applicable to such Eurodollar Interest Period for such Advance, in each case except as otherwise provided in the definition of Eurodollar Interest Period or in Section 3.03 or 3.04. By (x) 11:00 a.m. (New York City time) on the second Business Day preceding each Accounting Date, each Funding Agent shall notify the Administrative Agent of the applicable CP Rate for each Advance made by its Investor Group that was funded or maintained through the issuance of Commercial Paper and was outstanding during all or any portion of the Interest Period ending immediately prior to such Accounting Date and of the applicable interest rate for each other Advance made by its Investor Group that was outstanding during all or any portion of such Interest Period and (y) 3:00 p.m. (New York City time) on the second Business Day preceding each Accounting Date, the Administrative Agent shall notify Brand Holdings II (on behalf of the Co-Issuers), the Manager, the Trustee, the Servicer and the Funding Agents of such applicable CP Rate and of the applicable interest rate for each other Advance for such Interest Period and of the amount of interest accrued on Advances during such Interest Period.

(b) With respect to any Advance (other than one funded or maintained by a Conduit Investor through the issuance of Commercial Paper), so long no Potential Rapid Amortization Event, Rapid Amortization Period or Event of Default has commenced and is continuing, the Co-Issuers may elect that such Advance bear interest at the Eurodollar Rate for any Eurodollar Interest Period while such Advance is outstanding to the extent provided in Section 3.01(a) by giving notice thereof to the applicable Funding Agents prior to 12:00 p.m. (New York time) on the date which is three Eurodollar Business Days prior to the commencement of such Eurodollar Interest Period. If such notice is not given in a timely manner, such Advance shall bear interest at the Base Rate. Each such conversion to or continuation of Eurodollar Advances for a new Eurodollar Interest Period in accordance with this Section 3.01(b) shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $500,000 in excess thereof.

(c) Any outstanding Swingline Loans and Unreimbursed L/C Drawings shall bear interest at the Base Rate. By (x) 11:00 a.m. (New York City time) on the second Business Day preceding each Accounting Date, the Swingline Lender shall notify the Administrative Agent in reasonable detail of the amount of interest accrued on any Swingline Loans during the Interest Period ending on such date and the L/C Provider shall notify the Administrative Agent in reasonable detail of the amount of interest accrued on any Unreimbursed L/C Drawings during such Interest Period and the amount of fees accrued on any Undrawn L/C Face Amounts during such Interest Period and (y) 3:00 p.m. on such date, the Administrative Agent shall notify the Servicer, the Trustee, Brand Holdings II (on behalf of the Co-Issuers) and the Manager of the amount of such accrued interest and fees as set forth in such notices.

(d) All accrued interest pursuant to Section 3.01(a) or (c) shall be due and payable in arrears on each Quarterly Payment Date in accordance with the applicable provisions of the Indenture.

(e) In addition, under the circumstances set forth in Section 3.4 of the Series 2012-1 Supplement, the Co-Issuers shall jointly and severally pay quarterly interest in respect of the Series 2012-1 Class A-1 Outstanding Principal Amount in an amount equal to the Series 2012-1 Class A-1 Quarterly Post-Renewal Date Contingent Interest payable pursuant to such Section 3.4 subject to and in accordance with the Priority of Payments.

(f) All computations of interest at the CP Rate and the Eurodollar Rate, all computations of Series 2012-1 Class A-1 Quarterly Post-Renewal Date Contingent Interest (other than any accruing on any Base Rate Advances) and all computations of fees shall be made on the basis of a year of 360 days and the actual number of days elapsed. All computations of interest at the Base Rate and all computations of Series 2012-1 Class A-1 Quarterly Post-Renewal Date Contingent Interest accruing on any Base Rate Advances shall be made on the basis of a 365 (or 366, as applicable) day year and actual number of days elapsed. Whenever any payment of interest, principal or fees hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest owed. Interest shall accrue on each Advance, Swingline Loan and Unreimbursed L/C Drawing from and including the day on which it is made to but excluding the date of repayment thereof.

SECTION 3.02 Fees.

(a) The Co-Issuers jointly and severally shall pay to the Administrative Agent for its own account the Administrative Agent Fees (as defined in the Series 2012-1 Class A-1 VFN Fee Letter, collectively, the “Administrative Agent Fees”) in accordance with the terms of the Series 2012-1 Class A-1 VFN Fee Letter and subject to the Priority of Payments.

(b) On each Quarterly Payment Date on or prior to the Commitment Termination Date, the Co-Issuers jointly and severally shall, in accordance with Section 4.01, pay to each Funding Agent, for the account of the related Committed Note Purchaser(s), the Undrawn Commitment Fees (as defined in the Series 2012-1 Class A-1 VFN Fee Letter, the “Undrawn Commitment Fees”) in accordance with the terms of the Series 2012-1 Class A-1 VFN Fee Letter and subject to the Priority of Payments.

(c) The Co-Issuers jointly and severally shall pay (i) the fees required pursuant to Section 2.07 in respect of Letters of Credit and (ii) any other fees set forth in the Series 2012-1 Class A-1 VFN Fee Letter (including any upfront and extension fees) subject to the Priority of Payments.

(d) All fees payable pursuant to this Section 3.02 shall be calculated in accordance with Section 3.01(f) and paid on the date due in accordance with the applicable provisions of the Indenture. Once paid, all fees shall be nonrefundable under all circumstances other than manifest error.

SECTION 3.03 Eurodollar Lending Unlawful. If any Investor or Program Support Provider shall determine that any Change in Law makes it unlawful, or any Official Body asserts that it is unlawful, for any such Person to fund or maintain any Advance as a Eurodollar Advance, the obligation of such Person to fund or maintain any such Advance as a Eurodollar Advance shall, upon such determination, forthwith be suspended until such Person shall notify the Administrative Agent, the related Funding Agent, the Manager and the Co-Issuers that the circumstances causing such suspension no longer exist, and all then-outstanding Eurodollar Advances of such Person shall be automatically converted into Base Rate Advances at the end of the then-current Eurodollar Interest Period with respect thereto or sooner, if required by such law or assertion. For purposes of this Agreement, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all regulations, requests, guidelines or directives issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, are deemed to have gone into effect and been adopted subsequent to the date hereof.

SECTION 3.04 Deposits Unavailable. If the Administrative Agent shall have determined that:

(a) by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the interest rate applicable hereunder to the Eurodollar Advances; or

(b) with respect to any interest rate otherwise applicable hereunder to any Eurodollar Advances the Eurodollar Interest Period for which has not then commenced, Investor Groups holding in the aggregate more than 50% of the Eurodollar Advances have determined that such interest rate will not adequately reflect the cost to them of funding, agreeing to fund or maintaining such Eurodollar Advances for such Eurodollar Interest Period, then, upon notice from the Administrative Agent (which, in the case of clause (b) above, the Administrative Agent shall give upon obtaining actual knowledge that such percentage of the Investor Groups have so determined) to the Funding Agents, the Manager and Brand Holdings II (on behalf of the Co-Issuers), the obligations of the Investors to fund or maintain any Advance as a Eurodollar Advance after the end of the then-current Eurodollar Interest Period, if any, with respect thereto shall forthwith be suspended and on the date such notice is given such Advances will convert to Base Rate Advances until the Administrative Agent has notified the Funding Agents and Brand Holdings II (on behalf of the Co-Issuers) that the circumstances causing such suspension no longer exist.

SECTION 3.05 Increased Costs, etc. The Co-Issuers jointly and severally agree to reimburse each Investor and any Program Support Provider (each, an “Affected Person”, which term, for purposes of Sections 3.07 and 3.08, shall also include the Swingline Lender and the L/C Issuing Bank) for any increase in the cost of, or any reduction in the amount of any sum receivable by any such Affected Person, including reductions in the rate of return on such Affected Person’s capital, in respect of funding or maintaining (or of its obligation to fund or maintain) any Advances that arise in connection with any Changes in Law, except for such Changes in Law with respect to increased capital costs and Taxes which shall be governed by Sections 3.07 and 3.08, respectively (whether or not amounts are payable thereunder in respect thereof). For purposes of this Agreement, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all regulations, requests, guidelines or directives issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, are deemed to have gone into effect and been adopted subsequent to the date hereof. Each such demand shall be provided to the related Funding Agent and the Co-Issuers in writing and shall state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Affected Person for such increased cost or reduced amount of return. Such additional amounts (“Increased Costs”) shall be deposited into the Collection Account by the Co-Issuers within five (5) Business Days of receipt of such notice to be payable as Class A-1 Senior

Notes Other Amounts, subject to and in accordance with the Priority of Payments, to the Administrative Agent and by the Administrative Agent to such Funding Agent and by such Funding Agent directly to such Affected Person, and such notice shall, in the absence of manifest error, be conclusive and binding on the Co-Issuers; provided that with respect to any notice given to the Co-Issuers under this Section 3.05 the Co-Issuers shall not be under any obligation to pay any amount with respect to any period prior to the date that is 90 days prior to such demand if the relevant Affected Person knew or could reasonably have been expected to know of the circumstances giving rise to such increased costs or reductions in the rate of return; provided further that the foregoing limitation shall not apply to any increased costs or reductions in rate of return arising out of any retroactive application of any Change in Law within such 90-day period.

SECTION 3.06 Funding Losses. In the event any Affected Person shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Affected Person to fund or maintain any portion of the principal amount of any Advance as a Eurodollar Advance) as a result of:

(a) any conversion, repayment, prepayment or redemption (for any reason, including, without limitation, as a result of any Decrease or the acceleration of the maturity of such Eurodollar Advance) of the principal amount of any Eurodollar Advance on a date other than the scheduled last day of the Eurodollar Interest Period applicable thereto;

(b) any Advance not being funded or maintained as a Eurodollar Advance after a request therefor has been made in accordance with the terms contained herein (for a reason other than the failure of such Affected Person to make an Advance after all conditions thereto have been met); or

(c) any failure of the Co-Issuers to make a Decrease, prepayment or redemption with respect to any Eurodollar Advance after giving notice thereof pursuant to the applicable provisions of the Series 2012-1 Supplement;

then, upon the written notice of any Affected Person to the related Funding Agent and the Co-Issuers, the Co-Issuers jointly and severally shall deposit into the Collection Account (within five (5) Business Days of receipt of such notice) to be payable as Class A-1 Senior Notes Other Amounts, subject to and in accordance with the Priority of Payments, to the Administrative Agent and by the Administrative Agent to such Funding Agent and such Funding Agent shall pay directly to such Affected Person such amount (“Breakage Amount” or “Series 2012-1 Class A-1 Breakage Amount”) as will (in the reasonable determination of such Affected Person) reimburse such Affected Person for such loss or expense; provided that with respect to any notice given to the Co-Issuers under this Section 3.06 the Co-Issuers shall not be under any obligation to pay any amount with respect to any period prior to the date that is 90 days prior to such notice if the relevant Affected Person knew or could reasonably have been expected to know of the circumstances giving rise to such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Co-Issuers.

SECTION 3.07 Increased Capital Costs. If any Change in Law affects or would (i) affect the amount of capital required or reasonably expected to be maintained by any Affected Person or any Person controlling such Affected Person or (ii) subject any Affected Person or any Person controlling such Affected Person to any Taxes (other than Class A-1 Taxes and Non-Excluded Taxes, in each case, imposed on or with respect to any payment made by or on account of any obligation of the Co-Issuers under this Agreement or any Related Document) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, and such Affected Person determines in its sole and absolute discretion that the rate of return on its or such controlling Person’s capital as a consequence of its commitment hereunder or under a Program Support Agreement or the Advances, Swingline Loans or Letters of Credit made or issued by such Affected Person is reduced to a level below that which such Affected Person or such controlling Person would have achieved but for the occurrence of any such circumstance, then, in any such case after notice from time to time by such Affected Person (or in the case of an L/C Issuing Bank, by the L/C Provider) to the related Funding Agent and the Co-Issuers (or, in the case of the Swingline Lender or the L/C Provider, to the Co-Issuers), the Co-Issuers jointly and severally shall deposit into the Collection Account within five (5) Business Days of the Co-Issuers’ receipt of such notice, to be payable as Class A-1 Senior Notes Other Amounts, subject to and in accordance with the Priority of Payments, to the Administrative Agent and by the Administrative Agent to such Funding Agent (or, in the case of the Swingline Lender or the L/C Provider, directly to such Person) and such Funding Agent shall pay to such Affected Person, such amounts (“Increased Capital Costs”) as will be sufficient to compensate such Affected Person or such controlling Person for such reduction in rate of return; provided that with respect to any notice given to the Co-Issuers under this Section 3.07 the Co-Issuers shall not be under any obligation to pay any amount with respect to any period prior to the date that is 90 days prior to such notice if the relevant Affected Person knew or could reasonably have been expected to know of the Change in Law; provided further that the foregoing limitation shall not apply to any increased costs or reductions in rate of return arising out of any retroactive application of any Change in Law within such 90-day period. A statement of such Affected Person as to any such additional amount or amounts (including calculations thereof in reasonable detail), in the absence of manifest error, shall be conclusive and binding on the Co-Issuers. In determining such additional amount, such Affected Person may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable so long as it applies such method to other similar transactions. For purposes of this Agreement, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all regulations, requests, guidelines or directives issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, are deemed to have gone into effect and been adopted subsequent to the date hereof.

SECTION 3.08 Taxes.

(a) Except as otherwise required by law, all payments by the Co-Issuers of principal of, and interest on, the Advances, the Swingline Loans and the L/C Obligations and all other amounts payable hereunder (including fees) shall be made free and clear of and without deduction or withholding for or on account of any present or future income, excise, documentary, property, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges in the nature of a tax imposed by any taxing authority including all interest, penalties or additions to tax and other liabilities with respect thereto (all such taxes, fees, duties, withholdings and other charges, and including all interest, penalties or additions to tax and other liabilities with respect thereto, being called “Class A-1 Taxes”), but excluding in the case of any Affected Person (i) net income, franchise (imposed in lieu of net income) or similar Class A-1 Taxes (and including branch profits or alternative minimum Class A-1 Taxes) and any other Class A-1 Taxes imposed or levied on the Affected Person as a result of a connection between the Affected Person and the jurisdiction of the governmental authority imposing such Class A-1 Taxes or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Affected Person having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Related Document), (ii) with respect to any Affected Person organized under the laws of a jurisdiction other than the United States or any state of the United States (“Foreign Affected Person”), any United States withholding tax that is imposed on amounts payable to the Foreign Affected Person at the time the Foreign Affected Person becomes a party to this Agreement (or designates a new lending office, other than pursuant to Section 3.09), except to the extent that such Foreign Affected Person (or its assignor, if any) was already entitled, at the time of the designation of the new lending office (or assignment), to receive additional amounts from the Co-Issuers with respect to withholding tax and (iii) any Class A-1 Taxes imposed pursuant to FATCA (such Class A-1 Taxes not excluded by (i), (ii) or (iii) above being called “Non-Excluded Taxes”). If any Class A-1 Taxes are imposed and required by law to be deducted from any amount payable by the Co-Issuers hereunder to an Affected Person, then (x) if such Class A-1 Taxes are Non-Excluded Taxes, the amount of the payment shall be increased so that such payment is made, after withholding or deduction for or on account of such Non-Excluded Taxes (including any Non-Excluded Taxes on such additional amount), in an amount that is not less than the amount provided for hereunder and (y) the Co-Issuers shall withhold the amount of such Class A-1 Taxes from such payment (as increased, if applicable, pursuant to the preceding clause (x)) and shall pay such amount, subject to and in accordance with the Priority of Payments, to the taxing authority imposing such Class A-1 Taxes in accordance with applicable law.

(b) Moreover, if any Non-Excluded Taxes are directly asserted against any Affected Person or its agent with respect to any payment received by such Affected Person or its agent from the Co-Issuers or otherwise in respect of any Related Document or the transactions contemplated therein, such Affected Person or its agent may pay such Non-Excluded Taxes and the Co-Issuers will jointly and severally, within five (5) Business Days of any Co-Issuer’s receipt of written notice stating the amount of such Non-Excluded Taxes (including the calculation thereof in reasonable detail), deposit into the Collection Account, to be distributed as Class A-1 Senior Notes Other Amounts, subject to and in accordance with the Priority of Payments, such additional amounts (collectively, “Increased Tax Costs,” which term shall include all amounts payable by or on behalf of any Co-Issuer pursuant to this Section 3.08) as is necessary in order that the net amount received by such Affected Person or agent after the payment of such Non-Excluded Taxes (including any Non-Excluded Taxes on such additional amount) shall equal the amount such Person would have received had no such Non-Excluded Taxes been asserted.

(c) As promptly as practicable after the payment of any Class A-1 Taxes, and in any event within thirty (30) days of any such payment being due, the Co-Issuers shall furnish to each applicable Affected Person or its agents a certified copy of an official receipt (or other documentary evidence satisfactory to such Affected Person and agents) evidencing the payment of such Class A-1 Taxes. If the Co-Issuers fail to pay any Class A-1 Taxes that are Non-Excluded Taxes when due to the appropriate taxing authority or fail to remit to the Affected Persons or their agents the required receipts (or such other documentary evidence) with respect to such Taxes, the Co-Issuers shall jointly and severally indemnify (by depositing such amounts into the Collection Account, to be distributed subject to and in accordance with the Priority of Payments) each Affected Person and its agents for any Non-Excluded Taxes that may become payable by any such Affected Person or its agents as a result of any such failure.

(d) Each Affected Person (other than any Affected Person that is not a Foreign Affected Person and is a corporation for United States federal income tax purposes) on or prior to the date it becomes a party to this Agreement (and from time to time thereafter as soon as practicable after the obsolescence, expiration or invalidity of any form or document previously delivered) and to the extent permissible under then current law, shall deliver to any Co-Issuer (or to more than one Co-Issuer, as the Co-Issuers may reasonably request), a United States Internal Revenue Service Form W-8BEN, Form W-8ECI, Form W-8IMY or Form W-9, as applicable, or applicable successor form, or such other forms or documents (or successor forms or documents), appropriately completed and executed, as may be applicable to establish the extent to which a payment to such Affected Person is exempt from withholding or deduction of United States federal withholding taxes. At the times prescribed in the preceding sentence, each Affected Person shall deliver to any Co-Issuer (or to more than one Co-Issuer, as the Co-Issuers may reasonably request), any other forms or documents (or successor forms or documents), appropriately completed and executed, as may be applicable to establish the extent to which a payment to such Affected Person is exempt from withholding or deduction of Non-Excluded Taxes other than United States federal withholding taxes, provided that the delivery of such documentation shall not be required if in the Affected Person’s reasonable judgment such delivery would subject such Affected Person to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Affected Person. The Co-Issuers shall not be required to pay any increased amount under Section 3.08(a) or Section 3.08(b) to an Affected Person in respect of the withholding or deduction of United States federal withholding taxes or other Non-Excluded Taxes imposed as the result of the failure or inability (other than as a result of a Change in Law) of such Affected Person to comply with the requirements set forth in this Section 3.08(d). The Co-Issuers may rely on any form or document provided pursuant to this Section 3.08(d) until notified otherwise by the Affected Person that delivered such form or document.

(e) If an Affected Person determines, in its sole reasonable discretion, that it has received a refund of any Non-Excluded Taxes as to which it has been indemnified pursuant to this Section 3.08 or as to which it has been paid additional amounts pursuant to this Section 3.08, it shall promptly notify a Co-Issuer and the Manager in writing of such refund and shall, within 30 days after receipt of a written request from the Co-Issuers, pay over such refund to a Co-Issuer (but only to the extent of indemnity payments made or additional amounts paid to such Affected Person under this Section 3.08 with respect to the Non-Excluded Taxes giving rise to such refund), net of all out-of-pocket expenses (including the net amount of Taxes, if any, imposed on or with respect to such refund or payment) of the Affected Person and without interest (other than any interest paid by the relevant taxing authority that is directly attributable to such refund of such Non-Excluded Taxes); provided that the Co-Issuers, immediately upon the request of the Affected Person to any Co-Issuer (which request shall include a calculation in reasonable detail of the amount to be repaid), agree to repay the amount of the refund (and any applicable interest) (plus any penalties, interest or other charges imposed by the relevant taxing authority with respect to such amount) to the Affected Person in the event the Affected Person or any other Person is required to repay such refund to such taxing authority. This Section 3.08 shall not be construed to require the Affected Person to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Co-Issuers or any other Person.

SECTION 3.09 Change of Lending Office. Each Committed Note Purchaser agrees that, upon the occurrence of any event giving rise to the operation of Section 3.05 or 3.07 or the payment of additional amounts to it under Section 3.08(a) or (b) with respect to such Committed Note Purchaser, it will, if requested by the Co-Issuers, use reasonable efforts (subject to overall policy considerations of such Committed Note Purchaser) to designate another lending office for any Advances affected by such event with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the sole judgment of such Committed Note Purchaser, cause such Committed Note Purchaser and its lending office(s) or its related Conduit Investor to suffer no economic, legal or regulatory disadvantage; and provided, further, that nothing in this Section 3.09 shall affect or postpone any of the obligations of the Co-Issuers or the rights of any Committed Note Purchaser pursuant to Section 3.05, 3.07 and 3.08. If a Committed Note Purchaser notifies the Co-Issuers in writing that such Committed Note Purchaser will be unable to designate another lending office, the Co-Issuers may replace every member (but not any subset thereof) of such Committed Note Purchaser’s entire Investor Group by giving written notice to each member of such Investor Group and the Administrative Agent designating one or more Persons that are willing and able to purchase each member of such Investor Group’s rights and obligations under this Agreement for a purchase price that with respect to each such member of such Investor Group will equal the amount owed to each such member of such Investor Group with respect to the Series 2012-1 Class A-1 Advance Notes (whether arising under the Indenture, this Agreement, the

Series 2012-1 Class A-1 Advance Notes or otherwise). Upon receipt of such written notice, each member of such Investor Group shall assign its rights and obligations under this Agreement pursuant to and in accordance with Sections 9.17(a), (b) and (c), as applicable, in consideration for such purchase price and at the reasonable expense of the Co-Issuers (including, without limitation, the reasonable documented fees and out-of-pocket expenses of counsel to each such member); provided, however, that no member of such Investor Group shall be obligated to assign any of its rights and obligations under this Agreement if the purchase price to be paid to such member is not at least equal to the amount owed to such member with respect to the Series 2012-1 Class A-1 Advance Notes (whether arising under the Indenture, this Agreement, the Series 2012-1 Class A-1 Advance Notes or otherwise).

ARTICLE IV

OTHER PAYMENT TERMS

SECTION 4.01 Time and Method of Payment. Except as otherwise provided in Section 4.02, all amounts payable to any Funding Agent or Investor hereunder or with respect to the Series 2012-1 Class A-1 Advance Notes shall be made by wire transfer of immediately available funds in Dollars not later than 1:00 p.m. (New York City time) on the date due to the applicable Funding Agent for the benefit of the applicable Person, or upon the order of the applicable Funding Agent for the benefit of the applicable Person, its pro rata share (or other applicable share as provided herein) of such payment by wire transfer in like funds as received. Except as otherwise provided in Section 2.07 and Section 4.02, all amounts payable to the Swingline Lender or the L/C Provider hereunder or with respect to the Swingline Loans and L/C Obligations shall be made to or upon the order of the Swingline Lender or the L/C Provider, respectively, by wire transfer of immediately available funds in Dollars not later than 1:00 p.m. (New York City time) on the date due. Any funds received after that time will be deemed to have been received on the next Business Day. The Co-Issuers’ obligations hereunder in respect of any amounts payable to any Investor shall be discharged to the extent funds are disbursed by the Co-Issuers to the applicable Funding Agent for the benefit of the applicable Person, or upon the order of the applicable Funding Agent for the benefit of the applicable Person as provided herein or by the Trustee or Paying Agent in accordance with Section 4.02 whether or not such funds are properly applied by the applicable Funding Agent or by the Trustee or Paying Agent.

SECTION 4.02 Order of Distributions (a) . Subject to Section 9.18(c)(ii), any amounts deposited into the Series 2012-1 Class A-1 Distribution Account in respect of accrued interest, letter of credit fees or undrawn commitment fees shall be distributed by the Trustee or the Paying Agent, as applicable, on the date due and payable under the Indenture and in the manner provided therein, to the Series 2012-1 Class A-1 Noteholders of record on the applicable Record Date, ratably in proportion to the respective amounts due to such payees at each applicable level of the Priority of Payments in accordance with the applicable Quarterly Noteholders’ Statement, the applicable written report provided to the Trustee under the Series 2012-1 Supplement or as provided in Section 3.3 of the Series 2012-1 Supplement. Subject to Section 9.18(c)(ii), any amounts deposited into the Series 2012-1 Class A-1 Distribution Account in respect of outstanding principal or face amounts shall be distributed by the Trustee or the Paying Agent, as applicable, on the date due and payable under the Indenture and in the manner provided therein, to the Series 2012-1 Class A-1 Noteholders of record on the applicable Record Date, in the following order of priority in accordance with the applicable Quarterly Noteholders’ Statement, the applicable written report provided to the Trustee under the Series 2012-1 Supplement or as provided in Section 3.3 of the Series 2012-1 Supplement: first, to the Swingline Lender and the L/C Provider in respect of outstanding Swingline Loans and Unreimbursed L/C Drawings, ratably in proportion to the respective amounts due to such payees; second, to the other Series 2012-1 Class A-1 Noteholders in respect of their outstanding Advances, ratably in proportion thereto; and, third, any balance remaining of such amounts (up to an aggregate amount not to exceed the amount of Undrawn L/C Face Amounts at such time) shall be paid to the L/C Provider, to be deposited by the L/C Provider into a cash collateral account in the name of the L/C Provider in accordance with Section 4.03(b). Any amounts distributed to any Funding Agent pursuant to the Priority of Payments in respect of any other amounts related to the Class A-1 Notes shall be distributed by the applicable Funding Agent in accordance with Section 4.01 on the date such amounts are due and payable hereunder to the applicable Series 2012-1 Class A-1 Noteholders and/or the Funding Agent for its own account, as applicable, ratably in proportion to the respective aggregate of such amounts due to such payees.

SECTION 4.03 L/C Cash Collateral. (a) If as of the Required Expiration Date, any Undrawn L/C Face Amounts remain in effect, the Co-Issuers shall either (i) provide cash collateral (in an aggregate amount equal to the amount of Undrawn L/C Face Amounts at such time, to the extent that such amount of cash collateral has not been provided pursuant to Section 4.02 or 9.18(c)(ii)) to the L/C Provider, to be deposited by the L/C Provider into a cash collateral account in the name of the L/C Provider in accordance with Section 4.03(b) or (ii) other than with respect to Interest Reserve Letters of Credit, make arrangements satisfactory to the L/C Provider in its sole and absolute discretion with the L/C Provider (and, if the L/C Provider is not the L/C Issuing Bank with respect to such Letter of Credit, the L/C Issuing Bank) pursuant to Section 4.04 such that any Letters of Credit that remain outstanding as of the date that is ten Business Days prior to the Commitment Termination Date shall cease to be deemed outstanding or to be deemed “Letters of Credit” for purposes of this Agreement as of the Commitment Termination Date.

(b) All amounts to be deposited in a cash collateral account pursuant to Section 4.02, Section 4.03(a) or Section 9.18(c)(ii) shall be held by the L/C Provider as collateral to secure the Co-Issuers’ Reimbursement Obligations with respect to any outstanding Letters of Credit. The L/C Provider shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposit in Permitted Investments, which investments shall be made at the written direction, and at the risk and expense, of Brand Holdings II (provided that if an Event of Default has occurred and is continuing, such investments shall be made solely at the option and sole discretion of the L/C Provider), such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account and all Taxes on such amounts shall be payable by the Co-Issuers. Moneys in such account shall automatically be applied by such L/C Provider to reimburse it for any Unreimbursed L/C Drawings. Upon expiration of all then-outstanding Letters of Credit and payment in full of all Unreimbursed L/C Drawings, any balance remaining in such account shall be paid over (i) if the Base Indenture and any Series Supplement remain in effect, to the Trustee to be deposited into the Collection Account and distributed in accordance with the terms of the Base Indenture and (ii) otherwise to Brand Holdings II; provided that, upon an Investor ceasing to be a Defaulting Investor in accordance with Section 9.18(d), any amounts of cash collateral provided pursuant to Section 9.18(c)(ii) upon such Investor becoming a Defaulting Investor shall be released and applied as such amounts would have been applied had such Investor not become a Defaulting Investor.

SECTION 4.04 Alternative Arrangements with Respect to Letters of Credit. Notwithstanding any other provision of this Agreement or any Related Document, a Letter of Credit (other than an Interest Reserve Letter of Credit) shall cease to be deemed outstanding for all purposes of this Agreement and each other Related Document if and to the extent that provisions, in form and substance satisfactory to the L/C Provider (and, if the L/C Provider is not the L/C Issuing Bank with respect to such Letter of Credit, the L/C Issuing Bank) in its sole and absolute discretion, have been made with respect to such Letter of Credit such that the L/C Provider (and, if applicable, the L/C Issuing Bank) has agreed in writing, with a copy of such agreement delivered to the Administrative Agent, the Control Party, the Trustee and Brand Holdings II, that such Letter of Credit shall be deemed to be no longer outstanding hereunder, in which event such Letter of Credit shall cease to be a “Letter of Credit” as such term is used herein and in the Related Documents.

ARTICLE V

THE ADMINISTRATIVE AGENT AND THE FUNDING AGENTS

SECTION 5.01 Authorization and Action of the Administrative Agent. Each of the Lender Parties and the Funding Agents hereby designates and appoints Barclays Bank PLC as the Administrative Agent hereunder, and hereby authorizes the Administrative Agent to take such actions as agent on their behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender Party or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Administrative Agent shall be read into this Agreement or otherwise exist for the Administrative Agent. In performing its functions and duties hereunder, the Administrative Agent shall act solely as agent for the Lender Parties and the Funding Agents and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for the Co-Issuers or any of its successors or assigns. The provisions of this Article (other than the rights of the Co-Issuers set forth in Section 5.07) are solely for the benefit of the Administrative Agent, the Lender Parties and the Funding Agents, and the Co-Issuers shall not have any rights as a third party beneficiary of any such provisions. The Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, exposes the

Administrative Agent to personal liability or that is contrary to this Agreement or any Requirement of Law. The appointment and authority of the Administrative Agent hereunder shall terminate upon the indefeasible payment in full of the Series 2012-1 Class A-1 Notes and all other amounts owed by the Co-Issuers hereunder to the Administrative Agent, all members of the Investor Groups, the Swingline Lender and the L/C Provider (the “Aggregate Unpaids”) and termination in full of all Commitments and the Swingline Commitment and the L/C Commitment.

SECTION 5.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The exculpatory provisions of this Article shall apply to any such agents or attorneys-in-fact and shall apply to their respective activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it in good faith.

SECTION 5.03 Exculpatory Provisions. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment), or (b) responsible in any manner to any Lender Party or any Funding Agent for any recitals, statements, representations or warranties made by the Co-Issuers contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement for the due execution, legality, value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of any Co-Issuer to perform its obligations hereunder, or for the satisfaction of any condition specified in Article VII. The Administrative Agent shall not be under any obligation to any Investor or any Funding Agent to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Co-Issuers. The Administrative Agent shall not be deemed to have knowledge of any Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default unless the Administrative Agent has received notice in writing of such event from any Co-Issuer, any Lender Party or any Funding Agent.

SECTION 5.04 Reliance. The Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Co-Issuers), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of any Lender Party or any Funding Agent as it deems appropriate or it shall first be indemnified to its satisfaction by any Lender Party or any Funding Agent; provided that unless and until the Administrative Agent shall have received such advice, the Administrative Agent may take or refrain from taking any action, as the Administrative Agent shall deem advisable and in the best interests of the Lender Parties and the Funding Agents. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of Investor Groups holding more than 50% of the Commitments and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lender Parties and the Funding Agents.

SECTION 5.05 Non-Reliance on the Administrative Agent and Other Purchasers. Each of the Lender Parties and the Funding Agents expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including, without limitation, any review of the affairs of the Co-Issuers, shall be deemed to constitute any representation or warranty by the Administrative Agent. Each of the Lender Parties and the Funding Agents represents and warrants to the Administrative Agent that it has and will, independently and without reliance upon the Administrative Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Co-Issuers and made its own decision to enter into this Agreement.

SECTION 5.06 The Administrative Agent in its Individual Capacity. The Administrative Agent and any of its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with the Co-Issuers or any Affiliate of the Co-Issuers as though the Administrative Agent were not the Administrative Agent hereunder.

SECTION 5.07 Successor Administrative Agent; Defaulting Administrative Agent.

(a) The Administrative Agent may, upon 30 days notice to Brand Holdings II (on behalf of the Co-Issuers) and each of the Lender Parties and the Funding Agents, and the Administrative Agent will, upon the direction of Investor Groups holding 100% of the Commitments (excluding any Commitments held by Defaulting Investors), resign as Administrative Agent. If the Administrative Agent shall resign, then the Investor Groups holding more than (i) if no single Investor Group holds more than 50% of the Commitments, 50% of the Commitments or (ii) if a single Investor Group holds more than 50% of the Commitments, two thirds of the Commitments (excluding any Commitments held by the resigning Administrative Agent or its Affiliates, and if all Commitments are held by the resigning Administrative Agent or its Affiliates, then the Co-Issuers), during such 30-day period, shall appoint an Affiliate of a member of the Investor Groups as a successor administrative agent, subject to the consent of (i) the Co-Issuers at all times other than while an Event of Default has occurred and is continuing (which consent of the Co-Issuers shall not be unreasonably withheld) and (ii) the Control

Party (which consent of the Control Party shall not be unreasonably withheld); provided that the Commitment of any Defaulting Investor shall be disregarded in the determination of whether any threshold percentage of Commitments has been met under this Section 5.07(a). If for any reason no successor Administrative Agent is appointed by the Investor Groups during such 30-day period, then effective upon the expiration of such 30-day period, the Co-Issuers shall make all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith (including, without limitation, the Series 2012-1 Class A-1 VFN Fee Letter) directly to the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, and the Co-Issuers for all purposes shall deal directly with the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, until such time, if any, as a successor administrative agent is appointed as provided above, and the Co-Issuers shall instruct the Trustee in writing accordingly. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.

(b) The Co-Issuers may, upon the occurrence of any of the following events (any such event, a “Defaulting Administrative Agent Event”) and with the consent of Investor Groups holding more than (i) if no single Investor Group holds more than 50% of the Commitments, 50% of the Commitments or (ii) if a single Investor Group holds more than 50% of the Commitments, two thirds of the Commitments (the “Required Investor Group”), remove the Administrative Agent and, upon such removal, the Investor Groups holding more than 50% of the Commitments in the case of clause (i) above or two thirds of the Commitments in the case of clause (ii) above (provided that the Commitment of any Defaulting Investor shall be disregarded in the determination of whether any threshold percentage of Commitments has been met under this Section 5.07(b)) shall appoint an Affiliate of a member of the Investor Groups as a successor administrative agent, subject to the consent of (x) the Co-Issuers at all times other than while an Event of Default has occurred and is continuing (which consent of the Co-Issuers shall not be unreasonably withheld) and (y) the Control Party (which consent of the Control Party shall not be unreasonably withheld): (i) an Event of Bankruptcy with respect to the Administrative Agent; (ii) if the Person acting as Administrative Agent or an Affiliate thereof is also an Investor, any other event pursuant to which such Person becomes a Defaulting Investor; (iii) the failure by the Administrative Agent to pay or remit any funds required to be remitted when due (in each case, if amounts are available for payment or remittance in accordance with the terms of this Agreement for application to the payment or remittance thereof) which continues for two (2) Business Days after such funds were required to be paid or remitted; (iv) any representation, warranty, certification or statement made by the Administrative Agent under this Agreement or in any agreement, certificate, report or other document furnished by the Administrative Agent proves to have been false or misleading in any material respect as of the time made or deemed made, and if such representation, warranty, certification or statement is susceptible of remedy in all material respects, is not remedied within thirty (30) calendar days after knowledge thereof or notice by the Co-Issuers to the Administrative Agent, and if not susceptible of remedy in all material respects, upon notice by the Co-Issuers to the Administrative Agent or (v) any act constituting the gross negligence or willful misconduct of the Administrative Agent. If for any reason no successor Administrative Agent is appointed by the Investor Groups within 30 days of the Administrative Agent’s removal pursuant to the immediately preceding sentence, then effective upon the expiration of such 30-day period, the Co-Issuers shall make all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith (including, without limitation, the Series 2012-1 Class A-1 VFN Fee Letter) directly to the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, and the Co-Issuers for all purposes shall deal directly with the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, until such time, if any, as a successor administrative agent is appointed as provided above, and the Co-Issuers shall instruct the Trustee in writing accordingly. After any Administrative Agent’s removal hereunder as Administrative Agent, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.

(c) If a Defaulting Administrative Agent Event has occurred and is continuing, the Co-Issuers may make all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith (including, without limitation, the Series 2012-1 Class A-1 VFN Fee Letter) directly to the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, and the Co-Issuers for all purposes may deal directly with the Funding Agents or the Swingline Lender or the L/C Provider, as applicable.

SECTION 5.08 Authorization and Action of Funding Agents. Each Investor is hereby deemed to have designated and appointed its related Funding Agent set forth next to such Investor’s name on Schedule I (or identified as such Investor’s Funding Agent pursuant to any applicable Assignment and Assumption Agreement or Investor Group Supplement) as the agent of such Person hereunder, and hereby authorizes such Funding Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to such Funding Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. Each Funding Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the related Investor Group, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Funding Agent shall be read into this Agreement or otherwise exist for such Funding Agent. In performing its functions and duties hereunder, each Funding Agent shall act solely as agent for the related Investor Group and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for the Co-Issuers, any of their successors or assigns or any other Person. Each Funding Agent shall not be required to take any action that exposes such Funding Agent to personal liability or that is contrary to this Agreement or any Requirement of Law. The appointment and authority of the Funding Agents hereunder shall terminate upon the indefeasible payment in full of the Aggregate Unpaids of the Investor Groups and the termination in full of all the Commitments.

SECTION 5.09 Delegation of Duties. Each Funding Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each Funding Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it in good faith.

SECTION 5.10 Exculpatory Provisions. Each Funding Agent and any of its directors, officers, agents or employees shall not be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct), or (b) responsible in any manner to the related Investor Group for any recitals, statements, representations or warranties made by the Co-Issuers contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of any Co-Issuer to perform its obligations hereunder, or for the satisfaction of any condition specified in Article VII. Each Funding Agent shall not be under any obligation to the related Investor Group to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Co-Issuers. Each Funding Agent shall not be deemed to have knowledge of any Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default unless such Funding Agent has received notice of such event from any Co-Issuer or any member of the related Investor Group.

SECTION 5.11 Reliance. Each Funding Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of the Administrative Agent and legal counsel (including, without limitation, counsel to the Co-Issuers), independent accountants and other experts selected by such Funding Agent. Each Funding Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the related Investor Group as it deems appropriate or it shall first be indemnified to its satisfaction by the related Investor Group; provided that unless and until such Funding Agent shall have received such advice, such Funding Agent may take or refrain from taking any action, as such Funding Agent shall deem advisable and in the best interests of the related Investor Group. Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the related Investor Group and such request and any action taken or failure to act pursuant thereto shall be binding upon the related Investor Group.

SECTION 5.12 Non-Reliance on the Funding Agent and Other Purchasers. The related Investor Group expressly acknowledges that its Funding Agent and any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has not made any representations or warranties to it and that no act by such Funding Agent hereafter taken, including, without limitation, any review of the affairs of the Co-Issuers, shall be deemed to constitute any representation or warranty by such Funding Agent.

The related Investor Group represents and warrants to such Funding Agent that it has and will, independently and without reliance upon such Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Co-Issuers and made its own decision to enter into this Agreement.

SECTION 5.13 The Funding Agent in its Individual Capacity. Each Funding Agent and any of its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with the Co-Issuers or any Affiliate of the Co-Issuers as though such Funding Agent were not a Funding Agent hereunder.

SECTION 5.14 Successor Funding Agent. Each Funding Agent will, upon the direction of the related Investor Group, resign as such Funding Agent. If such Funding Agent shall resign, then the related Investor Group shall appoint an Affiliate of a member of the related Investor Group as a successor funding agent (it being understood that such resignation shall not be effective until such successor is appointed). After any retiring Funding Agent’s resignation hereunder as Funding Agent, subject to the limitations set forth herein, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Funding Agent under this Agreement.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

SECTION 6.01 The Co-Issuers. The Co-Issuers jointly and severally represent and warrant to each Lender Party that:

(a) each of its representations and warranties in the Indenture and the other Related Documents (other than a Related Document relating solely to a Series of Notes other than the Series 2012-1 Notes) is true and correct (a) if not qualified as to materiality or Material Adverse Effect, in all material respects and (b) if qualified as to materiality or Material Adverse Effect, in all respects, as of the date originally made, as of the date hereof and as of the Series 2012-1 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(b) no Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default has occurred and is continuing;

(c) as of the date hereof, neither they nor or any of their Affiliates, have, directly or through an agent, engaged in any form of general solicitation or general advertising in connection with the offering of the Series 2012-1 Class A-1 Notes under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; provided that no representation or warranty is made with respect to the Lender Parties and their Affiliates; and none of the Co-Issuers nor any of their Affiliates has entered into any contractual arrangement with respect to the distribution of the Series 2012-1 Class A-1 Notes, except for this Agreement and the other Related Documents, and the Co-Issuers will not enter into any such arrangement;

(d) neither they nor any of their Affiliates have, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act) that is or will be integrated with the sale of the Series 2012-1 Class A-1 Notes in a manner that would require the registration of the Series 2012-1 Class A-1 Notes under the Securities Act;

(e) assuming the representations and warranties of each Lender Party set forth in Section 6.03 of this Agreement are true and correct, the offer and sale of the Series 2012-1 Class A-1 Notes in the manner contemplated by this Agreement is a transaction exempt from the registration requirements of the Securities Act, and the Base Indenture is not required to be qualified under the Trust Indenture Act; and

(f) the Co-Issuers have furnished to the Administrative Agent and each Funding Agent true, accurate and complete copies of all other Related Documents (excluding Series Supplements and other Related Documents relating solely to a Series of Notes other than the Series 2012-1 Notes) to which they are a party as of the Series 2012-1 Closing Date, all of which Related Documents are in full force and effect as of the Series 2012-1 Closing Date.

SECTION 6.02 Iconix. Iconix represents and warrants to each Lender Party that each representation and warranty made by it in each Related Document (other than a Related Document relating solely to a Series of Notes other than the Series 2012-1 Notes) to which it is a party (including any representations and warranties made by it as Manager) is true and correct in all material respects as of the date originally made, as of the date hereof and as of the Series 2012-1 Closing Date (unless stated to relate solely to a specified date, in which case such representations and warranties shall be true and correct in all material respects as of such specified date).

SECTION 6.03 Lender Parties. Each of the Lender Parties represents and warrants to the Co-Issuers and Iconix as of the date hereof (or, in the case of a successor or assign of an Investor, as of the subsequent date on which such successor or assign shall become or be deemed to become a party hereto) that:

(a) it has had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase of the Series 2012-1 Class A-1 Notes, with the Co-Issuers and the Manager and their respective representatives;

(b) it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2012-1 Class A-1 Notes;

(c) it is purchasing the Series 2012-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in clause (b) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act, or the rules and regulations promulgated thereunder, with respect to the Series 2012-1 Class A-1 Notes;

(d) it understands that (i) the Series 2012-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, (ii) the Co-Issuers are not required to register the Series 2012-1 Class A-1 Notes under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction, (iii) any permitted transferee hereunder must be meet the criteria in clause (b) above and (iv) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2012-1 Supplement and Section 9.03 or 9.17, as applicable, of this Agreement;

(e) it will comply with the requirements of Section 6.03(d), above, in connection with any transfer by it of the Series 2012-1 Class A-1 Notes;

(f) it understands that the Series 2012-1 Class A-1 Notes will bear the legend set out in the form of Series 2012-1 Class A-1 Notes attached to the Series 2012-1 Supplement and be subject to the restrictions on transfer described in such legend;

(g) it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2012-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs, including by obtaining an executed Purchaser’s Letter from such purchaser; and

(h) it has executed a Purchaser’s Letter substantially in the form of Exhibit D hereto.

ARTICLE VII

CONDITIONS

SECTION 7.01 Conditions to Issuance and Effectiveness. Each Lender Party will have no obligation to purchase the Series 2012-1 Class A-1 Notes hereunder on the Series 2012-1 Closing Date, and the Commitments, the Swingline Commitment and the L/C Commitment will not become effective, unless:

(a) the Base Indenture, the Series 2012-1 Supplement and the other Related Documents shall be in full force and effect;

(b) on the Series 2012-1 Closing Date, each Lender Party shall have received either a letter, in form and substance reasonably satisfactory to it, from Moody’s stating that a long-term rating of “Baa1” has been assigned to the Series 2012-1 Class A-1 Notes or a letter, in form and substance reasonably satisfactory to it, from S&P stating that a long-term rating of “BBB+” has been assigned to the Series 2012-1 Class A-1 Notes;

(c) each Lender Party shall have received opinions of counsel, in each case dated as of the Series 2012-1 Closing Date and addressed to the Lender Parties, from White & Case LLP, as counsel to the Co-Issuers and Iconix, and such local and special counsel as the Administrative Agent shall reasonably request, dated as of the Series 2012-1 Closing Date and addressed to the Lender Parties, with respect to such matters as the Administrative Agent shall reasonably request (including, without limitation, company matters, non-consolidation matters, security interest matters relating to the Collateral, tax and no-conflicts matters, and “true contribution” matters); and

(d) at the time of such issuance, the additional conditions set forth in Schedule III and all other conditions to the issuance of the Series 2012-1 Class A-1 Notes under the Indenture shall have been satisfied or waived by such Lender Party.

SECTION 7.02 Conditions to Initial Extensions of Credit. The election of each Conduit Investor to fund, and the obligation of each Committed Note Purchaser to fund, the initial Borrowing hereunder, and the obligations of the Swingline Lender and the L/C Provider to fund the initial Swingline Loan or provide the initial Letter of Credit hereunder, respectively, shall be subject to the satisfaction of the conditions precedent that (a) each Funding Agent shall have received a duly executed and authenticated Series 2012-1 Class A-1 Advance Note registered in its name or in such other name as shall have been directed by such Funding Agent and stating that the principal amount thereof shall not exceed the Maximum Investor Group Principal Amount of the related Investor Group, (b) each of the Swingline Lender and the L/C Provider shall have received a duly executed and authenticated Series 2012-1

Class A-1 Swingline Note or Series 2012-1 Class A-1 L/C Note, as applicable, registered in its name or in such other name as shall have been directed by it and stating that the principal amount thereof shall not exceed the Swingline Commitment or L/C Commitment, respectively, (c) the Co-Issuers shall have paid all fees required to be paid by them on the Series 2012-1 Closing Date, including all fees required hereunder or under any fee letter delivered in connection herewith (including, without limitation the Series 2012-1 Class A-1 VFN Fee Letter) and (d) no material negative finding resulting from an annual inspection pursuant to Section 8.01(d) shall exist; provided that this clause (d) shall be deemed satisfied as soon as the Co-Issuers have resolved such material negative finding to the reasonable satisfaction of the Required Investor Group.

SECTION 7.03 Conditions to Each Extension of Credit. The election of each Conduit Investor to fund, and the obligation of each Committed Note Purchaser to fund, any Borrowing on any day (including the initial Borrowing but excluding any Borrowings to repay Swingline Loans or L/C Obligations pursuant to Section 2.05, 2.06 or 2.08, as applicable), and the obligations of the Swingline Lender to fund any Swingline Loan (including the initial one) and of the L/C Provider to provide any Letter of Credit (including the initial one), respectively, shall be subject to the conditions precedent that on the date of such funding or provision, before and after giving effect thereto and to the application of any proceeds therefrom, the following statements shall be true (without regard to any waiver, amendment or other modification of this Section 7.03 or any definitions used herein consented to by the Control Party unless Investors holding more than (i) if no single Investor Group holds more than 50% of the Commitments, 50% of the Commitments or (ii) if a single Investor Group holds more than 50% of the Commitments, two thirds of the Commitments (provided that the Commitment of any Defaulting Investor shall be disregarded in the determination of whether any threshold percentage of Commitments has been met under this Section 7.03) have consented to such waiver, amendment or other modification for purposes of this Section 7.03); provided, however, that if a Rapid Amortization Event has occurred and been declared by the Control Party pursuant to Section 9.1(a), (b), (c), (d), or (e) of the Base Indenture, consent to such waiver, amendment or other modification from all Investors (provided that it shall not be the obligation of the Control Party to obtain such consent from the Investors) as well as the Control Party is required for purposes of this Section 7.03; and provided further that if the second proviso to Section 9.01 is applicable to such waiver, amendment or other modification, then consent to such waiver, amendment or other modification from the Persons required by such proviso shall also be required for purposes of this Section 7.03):

(a) (i) the representations and warranties of the Co-Issuers set out in this Agreement and (ii) the representations and warranties of the Manager set out in this Agreement, in each such case, shall be true and correct (i) if qualified as to materiality or Material Adverse Effect, in all respects and (ii) if not qualified as to materiality or Material Adverse Effect, in all material respects, as of the date of such funding or issuance, with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(b) there shall be no Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default or Series 2012-1 Cash Trapping Period in existence at the time of, or after giving effect to, such funding or issuance, and no Change of Control to which the Control Party has not provided its prior written consent;

(c) in the case of any Borrowing, the Co-Issuers shall have delivered or have been deemed to have delivered to the Administrative Agent an executed advance request in the form of Exhibit A hereto with respect to such Borrowing (each such request, an “Advance Request” or a “Series 2012-1 Class A-1 Advance Request”);

(d) the Senior Notes Interest Reserve Amount will be funded and/or an Interest Reserve Letter of Credit will be maintained for such amount as of the date of such draw in the amounts required pursuant to the Indenture after giving effect to such draw;

(e) all Undrawn Commitment Fees, Administrative Agent Fees, L/C Quarterly Fees and L/C Fronting Fees due and payable on or prior to the date of such funding or issuance shall have been paid in full;

(f) all conditions to such extension of credit or provision specified in Section 2.02, 2.03, 2.06 or 2.07 of this Agreement, as applicable, shall have been satisfied; and

(g) no material negative finding resulting from an annual inspection pursuant to Section 8.01(d) shall exist; provided that this clause (g) shall be deemed satisfied as soon as the Co-Issuers have resolved such material negative finding to the reasonable satisfaction of the Required Investor Group.

The giving of any notice pursuant to Section 2.03, 2.06 or 2.07, as applicable, shall constitute a representation and warranty by the Co-Issuers and the Manager that all conditions precedent to such funding or provision have been satisfied or will be satisfied concurrently therewith.

ARTICLE VIII

COVENANTS

SECTION 8.01 Covenants. Each of the Co-Issuers, jointly and severally, and the Manager, severally, covenants and agrees that, until all Aggregate Unpaids have been paid in full and all Commitments, the Swingline Commitment and the L/C Commitment have been terminated, it will:

(a) unless waived in writing by the Control Party in accordance with Section 9.7 of the Base Indenture, duly and timely perform all of its covenants (both affirmative and negative) and obligations under each Related Document to which it is a party;

(b) not amend, modify, waive or give any approval, consent or permission under any provision of the Base Indenture or any other Related Document to which it is a party unless any such amendment, modification, waiver or other action is in writing and made in accordance with the terms of the Base Indenture or such other Related Document, as applicable;

(c) at the same time any report, notice or other document (other than any report, notice or document relating solely to a Series of Notes other than the Series 2012-1 Notes) is provided to the Rating Agencies and/or the Trustee, or caused to be provided, by the Co-Issuers or the Manager under the Base Indenture (including, without limitation, under Sections 8.8, 8.9 and/or 8.11 thereof), or under the Series 2012-1 Supplement or this Agreement, provide the Administrative Agent (who shall promptly provide a copy thereof to the Lender Parties) with a copy of such report, notice or other document; provided, however, that neither the Manager nor the Co-Issuers shall have any obligation under this Section 8.01(c) to deliver to the Administrative Agent copies of any Quarterly Noteholders’ Statements that relate solely to a Series of Notes other than the Series 2012-1 Notes;

(d) once per calendar year, following reasonable prior notice from the Administrative Agent (the “Annual Inspection Notice”), and during regular business hours, permit any one or more of such Administrative Agent, any Funding Agent, the Swingline Lender or the L/C Provider, or any of their respective agents, representatives or permitted assigns, at the Co-Issuers’ expense, access (as a group, and not individually unless only one such Person desires such access) to the offices of the Manager, the Co-Issuers and any other Securitization Entities, (i) to examine and make copies of and abstracts from all documentation relating to the Collateral on the same terms as are provided to the Trustee under Section 8.6 of the Base Indenture, and (ii) to visit the offices and properties of the Manager, the Co-Issuers and any other Securitization Entities for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Collateral, or the administration and performance of the Base Indenture, the Series 2012-1 Supplement and the other Related Documents with any of the officers or employees of, the Manager, the Co-Issuers and/or any other Securitization Entities, as applicable, having knowledge of such matters; provided, however, that upon the occurrence and continuation of a Potential Rapid Amortization Event, Rapid Amortization Event, Series 2012-1 Cash Trapping Period, Default or Event of Default, the Administrative Agent, any Funding Agent, the Swingline Lender or the L/C Provider, or any of their respective agents, representatives or permitted assigns, at the Co-Issuers’ expense may do any of the foregoing at any time during normal business hours and without advance notice; provided, further, that, in addition to any visits made pursuant to provision of an Annual Inspection Notice or during the continuation of a Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default, the Administrative Agent, any Funding Agent, the Swingline Lender or the L/C Provider, or any of their respective agents, representatives or permitted assigns, at their own expense, may do any of the foregoing at any time during normal business hours following reasonable prior notice; and provided, further, that the Funding Agents, the Swingline Lender and the L/C Provider will be permitted to provide input to the Administrative Agent with respect to the timing of delivery, and content, of the Annual Inspection Notice; provided, the timing of delivery and content of the Annual Inspection Notice shall be subject to the consent of the Required Investor Group;

(e) not take, or cause to be taken, any action, including, without limitation, acquiring any Margin Stock, that could cause the transactions contemplated by the Related Documents to fail to comply with the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof;

(f) not permit any amounts owed with respect to the Series 2012-1 Class A-1 Notes to be secured, directly or indirectly, by any Margin Stock in a manner that would violate the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof;

(g) promptly provide such additional financial and other information with respect to the Related Documents (other than Series Supplements and Related Documents relating solely to a Series of Notes other than the Series 2012-1 Notes), the Co-Issuers, the Manager or any Securitization Entities as the Administrative Agent may from time to time reasonably request;

(h) deliver to the Administrative Agent (who shall promptly provide a copy thereof to the Lender Parties), the financial statements prepared pursuant to Section 4.1 of the Base Indenture at the same time as the delivery of such statements under the Base Indenture; and

(i) not (i) permit any Co-Issuer to use the proceeds of any draw under the Series 2012-1 Class A-1 Notes to make distributions on its limited liability company interests to Iconix if such distributions will be used by Iconix pay dividends on Iconix shares, (ii) permit any Co-Issuer to use the proceeds of any draw under the Series 2012-1 Class A-1 Notes to make distributions on its limited liability company interests to Iconix if such distributions will be used by Iconix to repurchase Iconix shares unless the aggregate amount of such proceeds used to repurchase Iconix shares since the Series 2012-1 Closing Date is less than or equal to $50,000,000 or (iii) designate equity contributions as Retained Collections Contributions to the extent such equity contributions were funded by the proceeds of a draw under the Series 2012-1 Class A-1 Notes.

ARTICLE IX

MISCELLANEOUS PROVISIONS

SECTION 9.01 Amendments. No amendment to or waiver or other modification of any provision of this Agreement, nor consent to any departure therefrom by the Manager or the Co-Issuers, shall in any event be effective unless the same shall be in writing and signed by the Manager, the Co-Issuers and the Administrative Agent with the consent of the Required Investor Group; provided that the Commitment of any Defaulting Investor shall be disregarded in the determination of whether such threshold percentage of Commitments has been met; provided, however, that, in addition, (i) the prior written consent of each affected Investor shall be required in connection with any amendment, modification or waiver that (x) increases the amount of the Commitment of such Investor, extends the Commitment Termination Date or the Series 2012-1 Class A-1 Senior Notes Renewal Date, modifies the conditions to funding such Commitment or otherwise subjects such Investor to any increased or additional duties or obligations hereunder or in connection herewith, (y) reduces the amount or delays the timing of payment of any principal, interest, fees or other amounts payable to such Investor hereunder or (z) would have an effect comparable to any of those set forth in Section 13.2(a) of the Base Indenture that require the consent of each Noteholder or each affected Noteholder; (ii) any amendment, modification or waiver that affects the rights or duties of any of the Swingline Lender, the L/C Provider, the Administrative Agent or the Funding Agents shall require the prior written consent of such affected Person; and (iii) the prior written consent of each Investor, the Swingline Lender, the L/C Provider, the Administrative Agent and each Funding Agent shall be required in connection with any amendment, modification or waiver of this Section 9.01. The Administrative Agent shall give notice to each Investor of any amendment to or waiver or other modification of any provision of this Agreement if such Investor’s prior written consent was not required under this Section 9.01. For purposes of any provision of any other Indenture Document relating to any vote, consent, direction or the like to be given by the Series 2012-1 Class A-1 Noteholders, such vote, consent, direction or the like shall be given by the Holders of the Series 2012-1 Class A-1 Advance Notes only and not by the Holders of any Series 2012-1 Class A-1 Swingline Notes or Series 2012-1 Class A-1 L/C Notes except to the extent that such vote, consent, direction or the like is to be given by each affected Noteholder.

SECTION 9.02 No Waiver; Remedies. Any waiver, consent or approval given by any party hereto shall be effective only in the specific instance and for the specific purpose for which given, and no waiver by a party of any breach or default under this Agreement shall be deemed a waiver of any other breach or default. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder, or any abandonment or discontinuation of steps to enforce the right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 9.03 Binding on Successors and Assigns.

(a) This Agreement shall be binding upon, and inure to the benefit of, the Co-Issuers, the Manager, the Lender Parties, the Funding Agents, the Administrative Agent and their respective successors and assigns; provided, however, that none of the

Co-Issuers nor the Manager may assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of each Lender Party (other than any Defaulting Investor); provided further that nothing herein shall prevent (1) the Co-Issuers from assigning their rights (but none of their duties or liabilities) to the Trustee under the Base Indenture and the Series 2012-1 Supplement or (2) the Manager from assigning its rights and obligations hereunder to a Sucessor Manager; and provided, further that none of the Lender Parties may transfer, pledge, assign, sell participations in or otherwise encumber its rights or obligations hereunder or in connection herewith or any interest herein except as permitted under Section 6.03, Section 9.17 and this Section 9.03. Nothing expressed herein is intended or shall be construed to give any Person other than the Persons referred to in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement except as provided in Section 9.16.

(b) Notwithstanding any other provision set forth in this Agreement, each Investor may at any time grant to one or more Program Support Providers a participating interest in or lien on such Investor’s interests in the Advances made hereunder and such Program Support Provider, with respect to its participating interest, shall be entitled to the benefits granted to such Investor under this Agreement.

(c) In addition to its rights under Section 9.17, each Conduit Investor may at any time assign its rights in the Series 2012-1 Class A-1 Advance Notes (and its rights hereunder and under the Related Documents) to its related Committed Note Purchaser or, subject to Section 6.03 and Section 9.17(f), its related Program Support Provider or any Affiliate of any of the foregoing, in each case in accordance with the applicable provisions of the Indenture. Furthermore, each Conduit Investor may at any time grant a security interest in and lien on, all or any portion of its interests under this Agreement, its Series 2012-1 Class A-1 Advance Note and all Related Documents to (i) its related Committed Note Purchaser, (ii) its Funding Agent, (iii) any Program Support Provider who, at any time now or in the future, provides program liquidity or credit enhancement, including, without limitation, an insurance policy for such Conduit Investor relating to the Commercial Paper or the Series 2012-1 Class A-1 Advance Notes, (iv) any other Person who, at any time now or in the future, provides liquidity or credit enhancement for the Conduit Investors, including, without limitation, an insurance policy relating to the Commercial Paper or the Series 2012-1 Class A-1 Advance Notes or (v) any collateral trustee or collateral agent for any of the foregoing; provided, however, that any such security interest or lien shall be released upon assignment of its Series 2012-1 Class A-1 Advance Note to its related Committed Note Purchaser. Each Committed Note Purchaser may assign its Commitment, or all or any portion of its interest under its Series 2012-1 Class A-1 Advance Note, this Agreement and the Related Documents to any Person to the extent permitted by Section 9.17. Notwithstanding any other provisions set forth in this Agreement, each Committed Note Purchaser may at any time create a security interest in all or any portion of its rights under this Agreement, its Series 2012-1 Class A-1 Advance Note and the Related Documents in favor of any Federal Reserve Bank in accordance with Regulation A of the F.R.S. Board or any similar foreign entity.

SECTION 9.04 Survival of Agreement. All covenants, agreements, representations and warranties made herein and in the Series 2012-1 Class A-1 Notes delivered pursuant hereto shall survive the making and the repayment of the Advances, the Swingline Loans and the Letters of Credit and the execution and delivery of this Agreement and the Series 2012-1 Class A-1 Notes and shall continue in full force and effect until all interest on and principal of the Series 2012-1 Class A-1 Notes, and all other amounts owed to the Lender Parties, the Funding Agents and the Administrative Agent hereunder and under the Series 2012-1 Supplement have been paid in full, all Letters of Credit have expired or been fully cash collateralized in accordance with the terms of this Agreement and the Commitments, the Swingline Commitment and the L/C Commitment have been terminated. In addition, the obligations of the Co-Issuers and the Lender Parties under Sections 3.05, 3.06, 3.07, 3.08, 9.05, 9.10 and 9.11 shall survive the termination of this Agreement.

SECTION 9.05 Payment of Costs and Expenses; Indemnification.

(a) Payment of Costs and Expenses. The Co-Issuers jointly and severally agree to pay (by depositing such amounts into the Collection Account to be distributed subject to and in accordance with the Priority of Payments), on the Series 2012-1 Closing Date (if invoiced at least one (1) Business Day prior to such date) or on or before five (5) Business Days after written demand (in all other cases), all reasonable expenses of the Administrative Agent, each initial Funding Agent and each initial Lender Party (including the reasonable fees and out-of-pocket expenses of one counsel to the Administrative Agent, the initial Funding Agents and the initial Lender Parties and, if reasonably necessary, one local counsel in any relevant jurisdiction, if any, as well as the fees and expenses of the Rating Agencies) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and of each other Related Document, including schedules and exhibits, whether or not the transactions contemplated hereby or thereby are consummated, and (ii) any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Related Document as may from time to time hereafter be proposed. The Co-Issuers further jointly and severally agree to pay, subject to and in accordance with the Priority of Payments, (i) all reasonable costs incurred by the Administrative Agent, each Funding Agent and each Lender Party in the enforcement of, or any related waiver or amendment requested under or with respect to, this Agreement or any other of the Related Documents or the negotiation of any restructuring or “work-out”, whether or not consummated, of the Related Documents (including the reasonable fees and out-of-pocket expenses of one counsel to the Administrative Agent, the Funding Agents and the Lender Parties and, if reasonably necessary, one local counsel in any relevant jurisdiction and of such other counsel in the event of a perceived or actual of conflict of interest) and (ii) any Taxes that may be payable in connection with (1) the execution or delivery of this Agreement, (2) any Borrowing or Swingline Loan hereunder, (3) the issuance of the Series 2012-1 Class A-1 Notes, (4) any Letter of Credit hereunder or (5) any other Related Documents.

(b) Indemnification of the Lender Parties. In consideration of the execution and delivery of this Agreement by the Lender Parties, the Co-Issuers hereby agree to jointly and severally indemnify and hold each Lender Party and each of their officers, directors, employees, affiliates and agents (collectively, the “Indemnified Parties”) harmless (by depositing such amounts into the Collection Account to be distributed subject to and in accordance with the Priority of Payments) from and against any and all actions, causes of action, suits, losses, liabilities and damages, and reasonable documented costs and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Series 2012-1 Class A-2 Notes), including reasonable documented attorneys’ fees and disbursements (collectively, the “Indemnified Liabilities”), incurred by the Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to:

(i) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Advance, Swingline Loan or Letter of Credit;

(ii) any breach by the Co-Issuers of their obligations under this Agreement or any other Related Document; or

(iii) the entering into and performance of this Agreement and any other Related Document by any of the Indemnified Parties;

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party’s gross negligence or willful misconduct, bad faith of or material breach of representations or covenants set forth herein, in each case, as determined by a court of competent jurisdiction by a final and non-appealable judgment. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Co-Issuers hereby jointly and severally agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. The indemnity set forth in this Section 9.05(b) shall in no event include indemnification for special, punitive, consequential or indirect damages of any kind or for any Taxes which are covered by (or expressly excluded from) the indemnification provided in Section 3.08 or for any transfer Taxes with respect to its sale or assignment of all or any part of its respective rights and obligations under this Agreement and the Series 2012-1 Class A-1 Notes pursuant to Section 9.17. The Co-Issuers shall give notice to the Rating Agencies of any claim for Indemnified Liabilities made under this Section 9.05(b).

(c) Indemnification of the Administrative Agent and each Funding Agent.

(i) In consideration of the execution and delivery of this Agreement by the Administrative Agent and each Funding Agent, the Co-Issuers hereby agree to jointly and severally indemnify and hold the Administrative Agent and each Funding Agent and each of their officers, directors, employees, affiliates and agents (collectively, the “Agent Indemnified Parties”) harmless (by depositing such amounts into the Collection Account to be distributed subject to and in accordance with the Priority of Payments) from and against any and all actions, causes of action, suits, losses, liabilities and damages, and reasonable documented costs and expenses incurred in connection therewith (irrespective of whether any such Agent Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Series 2012-1 Class A-2 Notes), including reasonable documented attorneys’ fees and disbursements (collectively, the “Agent Indemnified Liabilities”), incurred by the Agent Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to the entering into and performance of this Agreement and any other Related Document by any of the Agent Indemnified Parties, except for any such Agent Indemnified Liabilities arising for the account of a particular Agent Indemnified Party by reason of the relevant Agent Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Co-Issuers hereby jointly and severally agree to make the maximum contribution to the payment and satisfaction of each of the Agent Indemnified Liabilities that is permissible under applicable law. The indemnity set forth in this Section 9.05(c)(i) shall in no event include indemnification for special, punitive, consequential or indirect damages of any kind or for any Taxes which are covered by (or expressly excluded from) the indemnification provided in Section 3.08. The Co-Issuers shall give notice to the Rating Agencies of any claim for Agent Indemnified Liabilities made under this Section 9.05(c)(i).

(ii) In consideration of the execution and delivery of this Agreement by the Administrative Agent and the related Funding Agent, each Committed Note Purchaser, ratably according to its respective Commitment, hereby agrees to indemnify and hold the Administrative Agent and each of its officers, directors, employees, affiliates and agents (collectively, the “Administrative Agent Indemnified Parties”) and such Funding Agent and each of its officers, directors, employees and agents (collectively, the “Funding Agent Indemnified Parties,” and together with the Administrative Agent Indemnified Parties, the “Applicable Agent Indemnified Parties”) harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and reasonable costs and expenses incurred in connection therewith (solely to the extent not reimbursed by or on behalf of the Co-Issuers) (irrespective of whether any such Applicable Agent Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Series 2012-1 Class A-2 Notes), including reasonable attorneys’ fees and disbursements (collectively, the “Applicable Agent Indemnified Liabilities”), incurred by the Applicable Agent Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to the entering into and performance of this Agreement and any other Related Document by any of the Applicable Agent Indemnified Parties, except for any such Applicable Agent Indemnified Liabilities arising for the account of a particular Applicable

Agent Indemnified Party by reason of the relevant Applicable Agent Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Committed Note Purchaser, ratably according to its respective Commitment, hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Applicable Agent Indemnified Liabilities that is permissible under applicable law. The indemnity set forth in this Section 9.05(c)(ii) shall in no event include indemnification for consequential or indirect damages of any kind or for any Taxes which are covered by (or expressly excluded from) the indemnification provided in Section 3.08.

SECTION 9.06 Characterization as Related Document; Entire Agreement. This Agreement shall be deemed to be a Related Document for all purposes of the Base Indenture and the other Related Documents. This Agreement, together with the Base Indenture, the Series 2012-1 Supplement, the documents delivered pursuant to Article VII and the other Related Documents, including the exhibits and schedules thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

SECTION 9.07 Notices. All notices, amendments, waivers, consents and other communications provided to any party hereto under this Agreement shall be in writing and addressed, delivered or transmitted to such party at its address, e-mail address (if provided), or facsimile number set forth below its signature hereto, in the case of the Co-Issuers or the Manager, or on Schedule II, in the case of the Lender Parties, the Administrative Agent and the Funding Agents, or in each case at such other address, e-mail address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by e-mail, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (so long as transmitted on a Business Day, otherwise the next succeeding Business Day) upon receipt of electronic confirmation of transmission.

SECTION 9.08 Severability of Provisions. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement.

SECTION 9.09 Tax Characterization. Each party to this Agreement (a) acknowledges that it is the intent of the parties to this Agreement that, for accounting purposes and for all federal, state and local income and franchise tax purposes, the Series 2012-1 Class A-1 Notes will be treated as evidence of indebtedness, (b) agrees to treat the Series 2012-1 Class A-1 Notes for all such purposes as indebtedness and (c) agrees that the provisions of the Related Documents shall be construed to further these intentions.

SECTION 9.10 No Proceedings; Limited Recourse.

(a) The Securitization Entities. Each of the parties hereto (other than the Co-Issuers) hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of the last maturing Note issued by the Co-Issuers pursuant to the Base Indenture, it will not institute against, or join with any other Person in instituting against, any Securitization Entity, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law, all as more particularly set forth in Section 14.13 of the Base Indenture and subject to any retained rights set forth therein; provided, however, that nothing in this Section 9.10(a) shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to this Agreement, the Series 2012-1 Supplement, the Base Indenture or any other Related Document. In the event that a Lender Party (solely in its capacity as such) takes action in violation of this Section 9.10(a), each affected Securitization Entity shall file or cause to be filed an answer with the bankruptcy court or otherwise properly contest or cause to be contested the filing of such a petition by any such Person against such Securitization Entity or the commencement of such action and raise or cause to be raised the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 9.10(a) shall survive the termination of this Agreement. Nothing contained herein shall preclude participation by a Lender Party in the assertion or defense of its claims in any such proceeding involving any Securitization Entity. The obligations of the Co-Issuers under this Agreement are solely the limited liability company or corporate, as the case may be, obligations of the Co-Issuers.

(b) The Conduit Investors. Each of the parties hereto (other than the Conduit Investors) hereby covenants and agrees that it will not, prior to the date that is one year and one day after the payment in full of the latest maturing Commercial Paper or other debt securities or instruments issued by a Conduit Investor, institute against, or join with any other Person in instituting against, such Conduit Investor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law; provided, however, that nothing in this Section 9.10(b) shall constitute a waiver of any right to indemnification, reimbursement or other payment from such Conduit Investor pursuant to this Agreement, the Series 2012-1 Supplement, the Base Indenture or any other Related Document. In the event that the Co-Issuers, the Manager or a Lender Party (solely in its capacity as such) takes action in violation of this Section 9.10(b), such related Conduit Investor may file an answer with the bankruptcy court or otherwise properly contest or cause to be contested the filing of such a petition by any such Person against such Conduit Investor or the commencement of such action and raise or cause to be raised the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 9.10(b) shall survive the termination of this Agreement. Nothing contained herein shall preclude participation by the Co-Issuers, the Manager or a Lender Party in assertion or defense of its claims in any such proceeding involving a Conduit Investor. The obligations of the Conduit Investors under this Agreement are solely the corporate obligations of the Conduit Investors. No recourse shall be had for the payment of any amount owing in respect of this Agreement, including any obligation or claim arising out of or based upon this Agreement, against any stockholder, employee, officer, agent, director, member, affiliate or incorporator (or Person similar to an incorporator under state business organization laws) of any Conduit Investor; provided, however, nothing in this Section 9.10(b) shall relieve any of the foregoing Persons from any liability that any such Person may otherwise have for its gross negligence or willful misconduct.

SECTION 9.11 Confidentiality. Each Lender Party agrees that it shall not disclose any Confidential Information to any Person without the prior written consent of the Manager and the Co-Issuers, other than (a) to their Affiliates and their officers, directors, employees, agents and advisors, including, without limitation, legal counsel and accountants (it being understood that the Person to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep it confidential), (b) to actual or prospective assignees and participants, and then only on a confidential basis (after obtaining such actual or prospective assignee’s or participant’s agreement to keep such Confidential Information confidential in a manner substantially similar to this Section 9.11), (c) as requested by a Governmental Authority or self-regulatory organization or required by any law, rule or regulation or judicial process of which the Co-Issuers or the Manager, as the case may be, has knowledge; provided that notice of such disclosure shall be provided to the Co-Issuers to the extent permitted by such law, rule or regulation or judicial process, as the case may be; provided further that each Lender Party may disclose Confidential Information as requested by a Governmental Authority or self-regulatory organization or required by any law, rule or regulation or judicial process of which the Co-Issuers or the Manager, as the case may be, does not have knowledge if such Lender Party is prohibited by law, rule or regulation or judicial process from disclosing such requirement to the Co-Issuers or the Manager, as the case may be, (d) to Program Support Providers (after obtaining such Program Support Providers’ agreement to keep such Confidential Information confidential in a manner substantially similar to this Section 9.11), (e) to any Rating Agency providing a rating for any Series or Class of Notes or any Conduit Investor’s debt or (f) in the course of litigation with the Co-Issuers, the Manager or such Lender Party; provided that notice of such disclosure shall be provided to the Co-Issuers prior to such disclosure.

“Confidential Information” means information that the Co-Issuers or the Manager furnishes to a Lender Party, but does not include (i) any such information that is or becomes generally available to the public other than as a result of a disclosure by a Lender Party or other Person to which a Lender Party delivered such information, (ii) any such information that was in the possession of a Lender Party prior to its being furnished to such Lender Party by the Co-Issuers or the Manager, or (iii) that is or becomes available to a Lender Party from a source other than the Co-Issuers or the Manager; provided that with respect to clauses (ii) and (iii) herein, such source is not (x) known to a Lender Party to be bound by a confidentiality agreement with the Co-Issuers or the Manager, as the case may be, or (y) known to a Lender Party to be otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation.

SECTION 9.12 GOVERNING LAW; CONFLICTS WITH INDENTURE. THIS AGREEMENT AND ALL MATTERS ARISING UNDER OR IN ANY MANNER RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW. IN THE EVENT OF ANY CONFLICTS BETWEEN THIS AGREEMENT AND THE INDENTURE, THE INDENTURE SHALL GOVERN.

SECTION 9.13 JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY OF THE PARTIES HEREUNDER WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR (TO THE EXTENT PERMITTED BY LAW) FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREUNDER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT.

SECTION 9.14 WAIVER OF JURY TRIAL. ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT.

SECTION 9.15 Counterparts. This Agreement may be executed in any number of counterparts (which may include facsimile or other electronic transmission of counterparts) and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

SECTION 9.16 Third Party Beneficiary. The Trustee, on behalf of the Secured Parties, and the Control Party are express third party beneficiaries of this Agreement.

SECTION 9.17 Assignment.

(a) Subject to Sections 6.03 and 9.17(f), any Committed Note Purchaser may at any time sell all or any part of its rights and obligations under this Agreement, the Series 2012-1 Class A-1 Advance Notes and, in connection therewith, any other Related Documents to which it is a party, with the prior written consent (not to be unreasonably withheld) of the Co-Issuers (or the Manager on behalf of the Co-Issuers), the Swingline Lender and the L/C Provider, to one or more financial institutions (an “Acquiring Committed Note Purchaser”) pursuant to an assignment and assumption agreement, substantially in the form of Exhibit B (the “Assignment and Assumption Agreement”), executed by such Acquiring Committed Note Purchaser, such assigning Committed Note Purchaser, the Funding Agent with respect to such Committed Note Purchaser, the Co-Issuers, the Swingline Lender and the L/C Provider and delivered to the Administrative Agent; provided that (i) no consent of the Co-Issuers shall be required for an assignment to another Committed Note Purchaser or any Affiliate of a Committed Note Purchaser or if a Rapid Amortization Event or an Event of Default has occurred and is continuing and (ii) no consent of the Swingline Lender and the L/C Provider shall be required so long as the Acquiring Committed Note Purchaser is rated at least “A-1” from Standard & Poor’s and “P1” from Moody’s.

(b) Without limiting the foregoing, subject to Sections 6.03 and 9.17(f), each Conduit Investor may assign all or a portion of the Investor Group Principal Amount with respect to such Conduit Investor and its rights and obligations under this Agreement, the Series 2012-1 Class A-1 Advance Notes and, in connection therewith, any other Related Documents to which it is a party to a Conduit Assignee with respect to such Conduit Investor, without the prior written consent of the Co-Issuers. Upon such assignment by a Conduit Investor to a Conduit Assignee, (i) such Conduit Assignee shall be the owner of the Investor Group Principal Amount or such portion thereof with respect to such Conduit Investor, (ii) the related administrative or managing agent for such Conduit Assignee will act as the Funding Agent for such Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Funding Agent hereunder or under the other Related Documents, (iii) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties, in each case relating to the Commercial Paper and/or the Series 2012-1 Class A-1 Advance Notes, shall have the benefit of all the rights and protections provided to such Conduit Investor herein and in the other Related Documents (including, without limitation, any limitation on recourse against such Conduit Assignee as provided in this paragraph), (iv) such Conduit Assignee shall assume all of such Conduit Investor’s obligations, if any, hereunder or under the Base Indenture or under any other Related Document with respect to such portion of the Investor Group Principal Amount and such Conduit

Investor shall be released from such obligations, (v) all distributions in respect of the Investor Group Principal Amount or such portion thereof with respect to such Conduit Investor shall be made to the applicable Funding Agent on behalf of such Conduit Assignee, (vi) the definition of the term “CP Funding Rate” with respect to the portion of the Investor Group Principal Amount with respect to such Conduit Investor, as applicable, funded or maintained with commercial paper issued by such Conduit Assignee from time to time shall be determined in the manner set forth in the definition of “CP Funding Rate” applicable to such Conduit Assignee on the basis of the interest rate or discount applicable to Commercial Paper issued by or for the benefit of such Conduit Assignee (rather than any other Conduit Investor), (vii) the defined terms and other terms and provisions of this Agreement and the other Related Documents shall be interpreted in accordance with the foregoing, and (viii) if requested by the Funding Agent with respect to such Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Funding Agent may reasonably request to evidence and give effect to the foregoing. No assignment by any Conduit Investor to a Conduit Assignee of all or any portion of the Investor Group Principal Amount with respect to such Conduit Investor shall in any way diminish the obligation of the Committed Note Purchasers in the same Investor Group as such Conduit Investor under Section 2.03 to fund any Increase not funded by such Conduit Investor or such Conduit Assignee.

(c) Subject to Sections 6.03 and 9.17(f), any Conduit Investor and the related Committed Note Purchaser(s) may at any time sell all or any part of their respective rights and obligations under this Agreement, the Series 2012-1 Class A-1 Advance Notes and, in connection therewith, any other Related Documents to which it is a party, to a multi-seller commercial paper conduit, whose commercial paper is rated at least “A-1” from Standard & Poor’s and “P1” from Moody’s, and one or more financial institutions providing support to such multi-seller commercial paper conduit (an “Acquiring Investor Group”) pursuant to a transfer supplement, substantially in the form of Exhibit C (the “Investor Group Supplement” or the “Series 2012-1 Class A-1 Investor Group Supplement”), executed by such Acquiring Investor Group, the Funding Agent with respect to such Acquiring Investor Group (including the Conduit Investor and the Committed Note Purchasers with respect to such Investor Group), such assigning Conduit Investor and the Committed Note Purchasers with respect to such Conduit Investor, the Funding Agent with respect to such assigning Conduit Investor and Committed Note Purchasers, the Co-Issuers, the Swingline Lender and the L/C Provider and delivered to the Administrative Agent. For the avoidance of doubt, this Section 9.17(c) is intended to permit and provide for (i) assignments from a Committed Note Purchaser to a Conduit Investor in a different Investor Group and (ii) assignments from a Conduit Investor to a Committed Note Purchaser in a different Investor group, and, in each of (i) and (ii), Exhibit C shall be revised to reflect such assignments.

(d) Subject to Sections 6.03 and 9.17(f), the Swingline Lender may at any time assign all its rights and obligations hereunder and under the Series 2012-1 Class A-1 Swingline Note, in whole but not in part, with the prior written consent of the Co-Issuers (or the Manager on behalf of the Co-Issuers) and the Administrative Agent, which consent shall not be unreasonably withheld, to a financial institution pursuant to an agreement with, and in form and substance reasonably satisfactory to, the Administrative Agent and the Co-Issuers, whereupon the assignor shall be released from its obligations hereunder; provided that no consent of the Co-Issuers shall be required if a Rapid Amortization Event or an Event of Default has occurred and is continuing; provided, further, that the prior written consent of each Funding Agent (other than any Funding Agent with respect to which all of the Committed Note Purchasers in such Funding Agent’s Investor Group are Defaulting Investors), which consent shall not be unreasonably withheld, shall be required if such financial institution is not a Committed Note Purchaser.

(e) Subject to Sections 6.03 and 9.17(f), the L/C Provider may at any time assign all or any portion of its rights and obligations hereunder and under the Series 2012-1 Class A-1 L/C Note with the prior written consent of the Co-Issuers and the Administrative Agent, which consent shall not be unreasonably withheld, to a financial institution pursuant to an agreement with, and in form and substance reasonably satisfactory to, the Administrative Agent and the Co-Issuers, whereupon the assignor shall be released from its obligations hereunder to the extent so assigned; provided that no consent of the Co-Issuers shall be required if a Rapid Amortization Event or an Event of Default has occurred and is continuing.

(f) Any assignment of the Series 2012-1 Class A-1 Notes shall be made in accordance with the applicable provisions of the Indenture.

SECTION 9.18 Defaulting Investors. (a) The Co-Issuers may, at their sole expense and effort, upon notice to such Defaulting Investor and the Administrative Agent, (i) require any Defaulting Investor to sell all of its rights, obligations and commitments under this Agreement, the Series 2012-1 Class A-1 Notes and, in connection therewith, any other Related Documents to which it is a party, to an assignee; provided that (x) such assignment is made in compliance with Section 9.17 and (y) such Defaulting Investor shall have received from such assignee an amount equal to such Defaulting Investor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount of such Defaulting Investor and all accrued interest thereon, accrued fees and all other amounts payable to such Defaulting Investor hereunder or (ii) remove any Defaulting Investor as an Investor by paying to such Defaulting Investor an amount equal to such Defaulting Investor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount of such Defaulting Investor and all accrued interest thereon, accrued fees and all other amounts payable to such Defaulting Investor hereunder.

(b) In the event that a Defaulting Investor desires to sell all or any portion of it rights, obligations and commitments under this Agreement, the Series 2012-1 Class A-1 Notes and, in connection therewith, any other Related Documents to which it is a party, to an unaffiliated third party assignee for an amount less than 100% (or, if only a portion of such rights, obligations and commitments are proposed to be sold, such portion) of such Defaulting Investor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount of such Defaulting Investor and all accrued interest thereon, accrued fees and all other amounts payable to such Defaulting Investor hereunder, such Defaulting Investor shall promptly notify Brand Holdings II of the proposed sale (the “Sale Notice”). Each Sale Notice shall certify that such Defaulting Investor has received a firm offer from the prospective unaffiliated third party and shall contain the material terms of the proposed sale, including, without limitation, the purchase price of the proposed sale and the portion of such Defaulting Investor’s rights, obligations and commitments proposed to be sold. Brand Holdings II and any of its Affiliates shall have an option for a period of three (3) Business Day from the date the Sale Notice is given to elect to purchase such rights, obligations and commitments at the same price and subject to the same material terms as described in the Sale Notice. Brand Holdings II or any of its Affiliates may exercise such purchase option by notifying such Defaulting Investor before expiration of such three (3) Business Day period that it wishes to purchase all (but not a portion) of the rights, obligations and commitments of such Defaulting Investor proposed to be sold to such unaffiliated third party. If Brand Holdings II or any of its Affiliates gives notice to such Defaulting Investor that it desires to purchase such, rights, obligations and commitments, Brand Holdings II or such Affiliate shall promptly pay the purchase price to such Defaulting Investor. If Brand Holdings II or any of its Affiliates does not respond to any Sale Notice within such three (3) Business Day period, Brand Holdings II and its Affiliates shall be deemed not to have exercised such purchase option.

(c) Notwithstanding anything to the contrary contained in this Agreement, if any Investor becomes a Defaulting Investor, then, until such time as such Investor is no longer a Defaulting Investor, to the extent permitted by applicable law:

(i) Such Defaulting Investor’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.01.

(ii) Any payment of principal, interest, fees or other amounts payable to the account of such Defaulting Investor (whether voluntary or mandatory, at maturity or otherwise) shall be applied (and the Co-Issuers shall instruct the Trustee to apply such amounts) as follows: first, to the payment of any amounts owing by such Defaulting Investor to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Investor to the L/C Provider or the Swingline Lender hereunder; third, to provide cash collateral to the L/C Provider in accordance with Section 4.03(b) in an amount equal to the amount of Undrawn L/C Face Amounts at such time multiplied by the Commitment Percentage of such Defaulting Investor’s Investor Group multiplied by the Committed Note Purchaser Percentage of such Defaulting Investor; fourth, as the Co-Issuers may request (so long as no Default or Event of Default exists), to the funding of any Advance in respect of which such Defaulting Investor has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Co-Issuers, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Investor’s potential future funding obligations with respect to Advances under this Agreement and (y) to provide cash collateral to the L/C Provider in accordance with Section 4.03(b) in an amount equal to the amount of any future Undrawn L/C Face Amounts multiplied by the Commitment Percentage of such Defaulting Investor’s Investor Group multiplied by the Committed Note Purchaser Percentage of such Defaulting Investor; sixth, to the payment of any amounts owing to the Investors, the L/C Provider or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Investor, the L/C Provider or the Swingline Lender against such Defaulting Investor as a result of such Defaulting Investor’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Co-Issuers as a result of any judgment of a court of competent jurisdiction obtained by the Co-Issuers against such Defaulting Investor as a result of such Defaulting Investor’s breach of its obligations under this Agreement; and eighth, to such Defaulting Investor or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Advances or any extensions of credit resulting from a drawing under any Letter of Credit that has not been reimbursed as an Advance pursuant to Section 2.08(a) in respect of which such Defaulting Investor has not fully funded its appropriate share, and (y) such Advances were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 7.03 were satisfied or waived, such payment shall be applied solely to pay the Advances of, and extensions of credit resulting from a drawing under any Letter of Credit that has not been reimbursed as an Advance pursuant to Section 2.08(a) owed to, all Non-Defaulting Investors on a pro rata basis prior to being applied to the payment of any Advances of, participations required to be purchased pursuant to Section 2.09(a) owed to, such Defaulting Investor until such time as all Advances and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Investors pro rata in accordance with the Commitments without giving effect to Section 9.18(c)(iii). Any payments, prepayments or other amounts paid or payable to a Defaulting Investor that are applied (or held) to pay amounts owed by a Defaulting Investor or to post cash collateral pursuant to this Section 9.18(c)(ii) shall be deemed paid to and redirected by such Defaulting Investor, and each Investor irrevocably consents hereto.

(iii) All or any part of such Defaulting Investor’s participation in L/C Obligations and Swingline Loans shall be reallocated among the non-Defaulting Investors pro rata based on their Commitments (calculated without regard to such Defaulting Investor’s Commitment) but only to the extent that (x) the conditions set forth in Section 7.03 are satisfied at the time of such reallocation (and, unless the Co-Issuers shall have otherwise notified the Administrative Agent at such time, the Co-Issuers shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the product of any non-Defaulting Investor’s related Investor Group Principal Amount multiplied by such non-Defaulting Investor’s Committed Note Purchaser Percentage to exceed such non-Defaulting Investor’s Commitment Amount. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Investor arising from that Investor having become a Defaulting Investor, including any claim of a non-Defaulting Investor as a result of such non-Defaulting Investor’s increased exposure following such reallocation.

(iv) If the reallocation described in clause (iii) above cannot, or can only partially, be effected, the Co-Issuers shall, without prejudice to any right or remedy available to them hereunder or under law, prepay Swingline Loans in an amount equal to the amount that cannot be so reallocated.

(d) If the Co-Issuers, the Administrative Agent, the Swingline Lender and the L/C Provider agree in writing that an Investor is no longer a Defaulting Investor, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Investor will, to the extent applicable, purchase that portion of outstanding Advances of the other Investors or take such other actions as the Administrative Agent may determine to be necessary to cause the Advances and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Investors in accordance with their respective Commitments (without giving effect to Section 9.18(c)(iii)), whereupon such Investor will cease to be a Defaulting Investor; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Co-Issuers while that Investor was a Defaulting Investor; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Investor to Investor will constitute a waiver or release of any claim of any party hereunder arising from that Investor’s having been a Defaulting Investor.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

ICON BRAND HOLDINGS LLC, as Co-Issuer

By:	/s/ Warren Clamen
Name: Warren Clamen
Title: Vice President and Treasurer

Address:	Icon Brand Holdings LLC
1450 Broadway
New York, New York 10018

Attention:	Andrew Tarshis
Facsimile:	212-391-0127

ICON DE INTERMEDIATE HOLDINGS LLC, as Co-Issuer

By:	/s/ Warren Clamen
Name: Warren Clamen
Title: Vice President and Treasurer

Address:	Icon DE Intermediate Holdings LLC
1450 Broadway
New York, New York 10018

Attention:	Andrew Tarshis
Facsimile:	212-391-0127

ICON DE HOLDINGS LLC, as Co-Issuer

By:	/s/ Warren Clamen
Name: Warren Clamen
Title: Vice President and Treasurer

Address:	Icon DE IP Holdings LLC
1450 Broadway
New York, New York 10018

Attention:	Andrew Tarshis
Facsimile:	212-391-0127

Signature Page to Series 2012-1 Class A-1 Note Purchase Agreement

ICON NY HOLDINGS LLC, as Co-Issuer

By:	/s/ Warren Clamen
Name: Warren Clamen
Title: Vice President and Treasurer

Address:	Icon NY IP Holdings LLC
1450 Broadway
New York, New York 10018

Attention:	Andrew Tarshis
Facsimile:	212-391-0127

Signature Page to Series 2012-1 Class A-1 Note Purchase Agreement

ICONIX BRAND GROUP, INC., as Manager

By:	/s/ Neil Cole
Name: Neil Cole
Title: President and Chief Executive Officer

Address:	Iconix Brand Group, Inc.
1450 Broadway
New York, New York 10018

Attention:	Andrew Tarshis
Facsimile:	212-391-0127

Signature Page to Series 2012-1 Class A-1 Note Purchase Agreement

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Cory Wishengrad
Name:	Cory Wishengrad
Title:	Managing Director

Signature Page to Series 2012-1 Class A-1 Note Purchase Agreement

BARCLAYS BANK PLC, as L/C Provider

By:	/s/ Cory Wishengrad
Name:	Cory Wishengrad
Title:	Managing Director

Signature Page to Series 2012-1 Class A-1 Note Purchase Agreement

BARCLAYS BANK PLC, as Swingline Lender

By:	/s/ Cory Wishengrad
Name:	Cory Wishengrad
Title:	Managing Director

Signature Page to Series 2012-1 Class A-1 Note Purchase Agreement

BARCLAYS BANK PLC, as a Committed Note Purchaser

By:	/s/ Cory Wishengrad
Name:	Cory Wishengrad
Title:	Managing Director

BARCLAYS BANK PLC, as the related Funding Agent

By:	/s/ Cory Wishengrad
Name:	Cory Wishengrad
Title:	Managing Director

Signature Page to Series 2012-1 Class A-1 Note Purchase Agreement

MIDLAND NATIONAL LIFE INSURANCE COMPANY, as a Committed Note Purchaser

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Anne B. Walsh
Name:	Anne B. Walsh
Title:	Senior Managing Director

MIDLAND NATIONAL LIFE INSURANCE COMPANY, as the related Funding Agent

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Anne B. Walsh
Name:	Anne B. Walsh
Title:	Senior Managing Director

Signature Page to Series 2012-1 Class A-1 Note Purchase Agreement

NORTH AMERICA COMPANY FOR LIFE AND HEALTH INSURANCE, as a Committed Note Purchaser By: Guggenheim Partners Investment Management, LLC

By:	/s/ Anne B. Walsh
Name:	Anne B. Walsh
Title:	Senior Managing Director

NORTH AMERICA COMPANY FOR LIFE AND HEALTH INSURANCE, as the related Funding Agent

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Anne B. Walsh
Name:	Anne B. Walsh
Title:	Senior Managing Director

Signature Page to Series 2012-1 Class A-1 Note Purchase Agreement

CREDIT SUISSE AG, NEW YORK BRANCH, as Funding Agent for the Investor Group, comprised of itself and the entities set forth below

By:	/s/ Jason Muncy
Name:	Jason Muncy
Title:	Vice President

By:	/s/ Michaelangelo Raimondi
Name:	Michaelangelo Raimondi
Title:	Associate

CREDIT SUISSE AG, CAYMAN ISLAND BRANCH, as the Committed Note Purchaser with respect to such Investor Group

By:	/s/ Jason Muncy
Name:	Jason Muncy
Title:	Authorized Signatory

By:	/s/ Michaelangelo Raimondi
Name:	Michaelangelo Raimondi
Title:	Authorized Signatory

MOUNTCLIFF FUNDING, LLC, as the Conduit Investor with respect to such Investor Group

By:	/s/ Joseph Soave
Name:	Joseph Soave
Title:	Chief Financial Officer

Signature Page to Series 2012-1 Class A-1 Note Purchase Agreement

GOLDMAN SACHS BANK USA, as a Committed Note Purchaser

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Vice President

GOLDMAN SACHS BANK USA, as the related Funding Agent

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Vice President

Signature Page to Series 2012-1 Class A-1 Note Purchase Agreement

SCHEDULE I TO CLASS A-1

NOTE PURCHASE AGREEMENT

INVESTOR GROUPS AND COMMITMENTS

Investor Group/ Funding Agent	Maximum Investor Group Principal Amount	Conduit Investor (if any)	Committed Note Purchaser(s)	Commitment Amount
Barclays Bank PLC	$65,000,000	N/A	Barclays Bank PLC	$65,000,000

Guggenheim Partners Investment Management, LLC	$7,500,000	N/A	Midland National Life Insurance Company	$7,500,000

Guggenheim Partners Investment Management, LLC	$7,500,000	N/A	North American Company for Life and Health Insurance	$7,500,000

Credit Suisse AG, New York Branch	$10,000,000	Mountcliff Funding, LLC	Credit Suisse AG, Cayman Island Branch	$10,000,000

Goldman Sachs Bank USA	$10,000,000	N/A	Goldman Sachs Bank USA	$10,000,000

Sch I - 1

SCHEDULE II TO CLASS A-1

NOTE PURCHASE AGREEMENT

NOTICE ADDRESSES FOR LENDER PARTIES AND AGENTS

CONDUIT INVESTORS:

Mountcliff Funding, LLC

Attention: Young Park: Corporate Trust and Agency Services—Commercial Paper

60 Wall Street—MS NYC 60-2606

New York, New York 10005

Phone: (212) 250-2397

Fax: (212) 553-2464

Email: mountcliff.group@db.com

with a copy to:

Attention: Vidrik Frankfather

20 Gates Management LLC

30 Irving Place, 2nd Floor

New York, New York 10003

Phone: (212) 295-4146

Fax: (212) 295-3785

Email: vfrankfather@20gates.com

Email: mountcliff@20gates.com

Sch II - 1

COMMITTED NOTE PURCHASERS:

Barclays Bank PLC

Barclays Bank PLC

70 Hudson Street, 7th Floor

Jersey City, New Jersey 07302

Attention: Nicholas Cristofano

Telephone: 201-499-3735

Facsimile: 212-299-0337

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Charles Siew

Telephone: 212-412-6736

Facsimile: 212-520-0686

Midland National Life Insurance Company

c/o Guggenheim Partners Investment Management, LLC

135 East 57th Street

New York, NY 10022

Attention: Erin King

Email: Erin.king@guggenheimpartners.com

Phone: 310-576-1229

Fax: 310-576-1227

North American Company for Life and Health Insurance

c/o Guggenheim Partners Investment Management, LLC

135 East 57th Street

New York, NY 10022

Attention: Erin King

Email: Erin.king@guggenheimpartners.com

Phone: 310-576-1229

Fax: 310-576-1227

Credit Suisse AG, Cayman Islands Branch

c/o Credit Suisse AG, New York Branch

11 Madison Avenue, 4th Floor

New York, NY 10010

Attention: Robbin Conner

Email: Robbin.connner@credit-suisse.com

Phone: (212) 325-6688

Fax: (212) 322-2609

Sch II - 2

With a copy to:

Attention: Jason Muncy

Email: Jason.muncy@credit-suisse.com

Phone: (212) 538-6689

Fax: (212) 322-1016

With a copy to:

Attention: Fred Mastromarino

Email: Fred.mastromarino@credit-suisse.com

Email: abcp.monitoring@credit-suisse.com

Phone: (212) 325-1735

Fax: (917) 326-4430

Goldman Sachs Bank USA

200 West Street

New York, New York 10282

Sch II - 3

FUNDING AGENTS:

Barclays Bank PLC

Barclays Bank PLC

70 Hudson Street, 7th Floor

Jersey City, New Jersey 07302

Attention: Nicholas Cristofano

Telephone: 201-499-3735

Facsimile: 212-299-0337

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Charles Siew

Telephone: 212-412-6736

Facsimile: 212-520-0686

Midland National Life Insurance Company

c/o Guggenheim Partners Investment Management, LLC

135 East 57th Street

New York, NY 10022

Attention: Erin King

Email: Erin.king@guggenheimpartners.com

Phone: 310-576-1229

Fax: 310-576-1227

North American Company for Life and Health Insurance

c/o Guggenheim Partners Investment Management, LLC

135 East 57th Street

New York, NY 10022

Attention: Erin King

Email: Erin.king@guggenheimpartners.com

Phone: 310-576-1229

Fax: 310-576-1227

Credit Suisse AG, New York Branch

11 Madison Avenue, 4th Floor

New York, NY 10010

Attention: Robbin Conner

Sch II - 4

Email: Robbin.connner@credit-suisse.com

Phone: (212) 325-6688

Fax: (212) 322-2609

With a copy to:

Attention: Jason Muncy

Email: Jason.muncy@credit-suisse.com

Phone: (212) 538-6689

Fax: (212) 322-1016

With a copy to:

Attention: Fred Mastromarino

Email: Fred.mastromarino@credit-suisse.com

Email: abcp.monitoring@credit-suisse.com

Phone: (212) 325-1735

Fax: (917) 326-4430

Goldman Sachs Bank USA

200 West Street

New York, New York 10282

Sch II - 5

ADMINISTRATIVE AGENT:

Barclays Bank PLC

Barclays Bank PLC

70 Hudson Street, 7th Floor

Jersey City, New Jersey 07302

Attention: Nicholas Cristofano

Telephone: 201-499-3735

Facsimile: 212-299-0337

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Charles Siew

Telephone: 212-412-6736

Facsimile: 212-520-0686

SWINGLINE LENDER:

Barclays Bank PLC

Barclays Bank PLC 70

Hudson Street, 7th Floor

Jersey City, New Jersey 07302

Attention: Nicholas Cristofano

Telephone: 201-499-3735

Facsimile: 212-299-0337

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Charles Siew

Telephone: 212-412-6736

Facsimile: 212-520-0686

Sch II - 6

L/C PROVIDER:

Barclays Bank PLC

Barclays Bank PLC

70 Hudson Street, 7th Floor

Jersey City, New Jersey 07302

Attention: Nicholas Cristofano

Telephone: 201-499-3735

Facsimile: 212-299-0337

and

Barclays Bank PLC

200 Park Avenue

New York, New York 10166

Attention: Dawn Townsend

Telephone: 201-499-2081

Facsimile: 212-412-5011

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Charles Siew

Telephone: 212-412-6736

Facsimile: 212-520-0686

Sch II - 7

SCHEDULE V TO CLASS A-1

NOTE PURCHASE AGREEMENT

ADDITIONAL CLOSING CONDITIONS

The following are the additional conditions to initial issuance and effectiveness referred to in Section 7.01(d):

(a) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Related Documents, and all other legal matters relating to the Related Documents and the transactions contemplated thereby, shall be satisfactory to the Lender Parties, and the Co-Issuers and Iconix shall have furnished to the Lender Parties all documents and information that the Lender Parties or their counsel may request to enable them to pass upon such matters.

(b) The Lender Parties shall have received evidence satisfactory to the Lender Parties and their counsel, that on or before the Series 2012-1 Closing Date, all existing Liens (other than Permitted Liens) on the Collateral shall have been released and UCC-1 financing statements and all assignments and other instruments required to be filed on or prior to the Series 2012-1 Closing Date pursuant to the Related Documents have been or are being filed.

(c) The Lender Parties shall have received an opinion of SNR Denton US LLP, counsel to the Trustee, dated the Series 2012-1 Closing Date and addressed to the Lender Parties, in form and substance satisfactory to the Lender Parties and their counsel.

(d) The Lender Parties shall have received an opinion of in-house counsel to the Back-Up Manager, dated the Series 2012-1 Closing Date and addressed to the Lender Parties, in form and substance satisfactory to the Lender Parties and their counsel.

(e) The Lender Parties shall have received an opinion of Andrascik & Tita LLC, counsel to the Servicer, dated the Series 2012-1 Closing Date and addressed to the Lender Parties, in form and substance reasonably satisfactory to the Lender Parties and their counsel.

(f) The Lender Parties shall have received a certificate of the Chief Financial Officer of each of the Co-Issuers, or other officers reasonably satisfactory to the Lender Parties, dated the Series 2012-1 Closing Date, to the effect that, to the best of each such officer’s knowledge (i) the representations and warranties of such Co-Issuer in this Agreement and in any Related Document to which such Co-Issuer is a party are true and correct (A) if qualified as to materiality or Material Adverse Effect, in all respects and (B) if not so qualified, in all material respects, in each case, on and as of the Series 2012-1 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) that such Co-Issuer has complied with all agreements in all material respects and satisfied all conditions on such Co-Issuer’s part to be performed or satisfied hereunder or under the Related Documents at or prior to the Series 2012-1 Closing Date.

Sch II - 1

(g) The Lender Parties shall have received a certificate of the Chief Financial Officer of Iconix, or another officer reasonably satisfactory to the Lender Parties, dated the Series 2012-1 Closing Date, to the effect that to the best of each such officer’s knowledge (i) the representations and warranties of Iconix in this Agreement are true and correct on and as of the date hereof and the Series 2012-1 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and the representations and warranties of Iconix, individually and as the Manager, in any other Related Documents to which Iconix is a party are true and correct (A) if qualified as to materiality or Material Adverse Effect, in all respects and (B) if not so qualified, in all material respects, in each case, on and as of the date hereof and the Series 2012-1 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and (ii) Iconix, individually and as the Manager, has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or under the Related Documents at or prior to the Series 2012-1 Closing Date.

(h) There shall exist at and as of the Series 2012-1 Closing Date no condition that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Indenture or a material breach under any of the Related Documents as in effect at the Series 2012-1 Closing Date (or an event that with notice or lapse of time, or both, would constitute such a default or material breach).

(i) Iconix and each Co-Issuer shall have furnished to the Lender Parties a certificate, dated as of the Series 2012-1 Closing Date, of the Chief Financial Officer (or, if such entity has no Chief Financial Officer, of another Authorized Officer) of each such entity as to the Solvency of such entity following the consummation of the transactions contemplated by this Agreement.

(j) None of the transactions contemplated by this Agreement shall be subject to an injunction (temporary or permanent) and no restraining order or other injunctive order shall have been issued; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or threatened against the Co-Issuers, Iconix or the Lender Parties that would reasonably be expected to adversely impact the issuance of the Series 2012-1 Notes or the Lender Parties’ activities in connection therewith or any other transactions contemplated by the Related Documents.

(k) The representations and warranties of each of the Co-Issuers, Iconix, individually and as the Manager, contained in the Related Documents to which each of the Co-Issuers and Iconix is a party will be true and correct (i) if qualified as to materiality, in all respects, and (ii) if not so qualified, in all material respects, as of the Series 2012-1 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct (x) if qualified as to materiality, in all respects, and (y) if not so qualified, in all material respects, as of such earlier date).

Sch II - 2

(l) The Co-Issuers shall have delivered $600,000,000 of the Series 2012-1 Class A-2 Notes to the Initial Purchasers on the Series 2012-1 Closing Date.

(m) On or prior to the Series 2012-1 Closing Date, Iconix and the Co-Issuers shall have furnished to the Lender Parties such further certificates and documents as the Lender Parties may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Administrative Agent.

Sch II - 3

EXHIBIT A TO CLASS A-1

NOTE PURCHASE AGREEMENT

ADVANCE REQUEST

ICONIX FINANCING

SERIES 2012-1 VARIABLE FUNDING SENIOR NOTES, CLASS A-1

TO:

BARCLAYS BANK PLC, as Administrative Agent

70 Hudson Street, 7th Floor

Jersey City, New Jersey 07302

Attention: Nicholas Cristofano

Telephone: 201-499-3735

Facsimile: 212-299-0337

and

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Charles Siew

Telephone: 212-412-6736

Facsimile: 212-520-0686

Ladies and Gentlemen:

This Advance Request is delivered to you pursuant to Section 2.03 of that certain Series 2012-1 Class A-1 Note Purchase Agreement, dated as of November 29, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2012-1 Class A-1 Note Purchase Agreement”) among Icon Brand Holdings LLC, the other Co-Issuers named therein, Iconix Brand Group, Inc., as Manager, the Conduit Investors, Committed Note Purchasers and Funding Agents named therein, the L/C Provider and Swingline Lender named therein, and Barclays Bank PLC, as Administrative Agent (in such capacity, the “Administrative Agent”).

Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under or as provided in the Recitals and Section 1.01 of the Series 2012-1 Class A-1 Note Purchase Agreement.

The undersigned hereby requests that Advances be made in the aggregate principal amount of $            on             , 20            .

[IF CO-ISSUERS ARE ELECTING EURODOLLAR RATE FOR THESE ADVANCES ON THE DATE MADE IN ACCORDANCE WITH SECTION 3.01(b) OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, ADD THE FOLLOWING SENTENCE: The undersigned hereby elects that the Advances that are not funded at the CP Rate by an Eligible Conduit Investor shall be Eurodollar Advances and the related Eurodollar Interest Period shall commence on the date of such Eurodollar Advances and end on but exclude the next Quarterly Payment Date.]

The undersigned hereby acknowledges that the delivery of this Advance Request and the acceptance by the undersigned of the proceeds of the Advances requested hereby constitute a representation and warranty by the undersigned that, on the date of such Advances, and before and after giving effect thereto and to the application of the proceeds therefrom, all conditions set forth in Section 7.03 of the Series 2012-1 Class A-1 Note Purchase Agreement have been satisfied and all statements set forth in Section 6.01 of the Series 2012-1 Class A-1 Note Purchase Agreement are true and correct.

The undersigned agrees that if prior to the time of the Advances requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify both you and each Investor. Except to the extent, if any, that prior to the time of the Advances requested hereby you and each Investor shall receive written notice to the contrary from the undersigned, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Advances as if then made.

Please wire transfer the proceeds of the Advances, first, $[            ] to the Swingline Lender and $[            ] to the L/C Provider for application to repayment of outstanding Swingline Loans and Unreimbursed L/C Drawings, as applicable, and, second, to Brand Holdings II (on behalf of the Co-Issuers pursuant to the following instructions:

[insert payment instruction for payment to Brand Holdings II]

The undersigned has caused this Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this             day of             , 20            .

ICONIX BRAND GROUP, INC., as Manager on behalf of the Co-Issuers

By:
Name:
Title:

EXHIBIT A-1 TO CLASS A-1

NOTE PURCHASE AGREEMENT

SWINGLINE LOAN REQUEST

ICONIX FINANCING

SERIES 2012-1 VARIABLE FUNDING SENIOR NOTES, CLASS A-1

TO:

BARCLAYS BANK PLC, as Swingline Lender

70 Hudson Street, 7th Floor

Jersey City, New Jersey 07302

Attention: Nicholas Cristofano

Telephone: 201-499-3735

Facsimile: 212-299-0337

and

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Charles Siew

Telephone: 212-412-6736

Facsimile: 212-520-0686

Ladies and Gentlemen:

This Swingline Loan Request is delivered to you pursuant to Section 2.06 of that certain Series 2012-1 Class A-1 Note Purchase Agreement, dated as of November 29, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2012-1 Class A-1 Note Purchase Agreement”) among Icon Brand Holdings LLC, the other Co-Issuers named therein, Iconix Brand Group, Inc., as Manager, the Conduit Investors, Committed Note Purchasers and Funding Agents named therein, the L/C Provider named therein, Barclays Bank PLC, as Swingline Lender (in such capacity, the “Swingline Lender”) and Barclays Bank PLC, as Administrative Agent (in such capacity, the “Administrative Agent”).

Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under or as provided in the Recitals and Section 1.01 of the Series 2012-1 Class A-1 Note Purchase Agreement.

The undersigned hereby requests that Swingline Loans be made in the aggregate principal amount of $            on             , 20            .

A-1 - 1

The undersigned hereby acknowledges that the delivery of this Swingline Loan Request and the acceptance by the undersigned of the proceeds of the Swingline Loans requested hereby constitute a representation and warranty by the undersigned that, on the date of such Advances, and before and after giving effect thereto and to the application of the proceeds therefrom, all conditions set forth in Section 7.03 of the Series 2012-1 Class A-1 Note Purchase Agreement have been satisfied and all statements set forth in Section 6.01 of the Series 2012-1 Class A-1 Note Purchase Agreement are true and correct.

The undersigned agrees that if prior to the time of the Swingline Loans requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify you. Except to the extent, if any, that prior to the time of the Swingline Loans requested hereby you shall receive written notice to the contrary from the undersigned, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Swingline Loans as if then made.

Please wire transfer the proceeds of the Swingline Loans to Brand Holdings II (on behalf of the Co-Issuers) pursuant to the following instructions:

[insert payment instructions for payment to Brand Holdings II]

A-1 - 2

The undersigned has caused this Swingline Loan Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this             day of             , 20            .

ICONIX BRAND GROUP, INC., as Manager on behalf of the Co-Issuers

By:
Name:
Title:

A-1 - 3

EXHIBIT A-2 TO CLASS A-1

NOTE PURCHASE AGREEMENT

FORM OF L/C APPLICATION

ICONIX FINANCING

SERIES 2012-1 VARIABLE FUNDING SENIOR NOTES, CLASS A-1

TO:

BARCLAYS BANK PLC, as L/C Provider

Barclays Bank PLC

70 Hudson Street, 7th Floor

Jersey City, New Jersey 07302

Attention: Nicholas Cristofano

Telephone: 201-499-3735

Facsimile: 212-299-0337

and

Barclays Bank PLC

200 Park Avenue

New York, New York 10166

Attention: Dawn Townsend

Telephone: 201-499-2081

Facsimile: 212-412-5011

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Charles Siew

Telephone: 212-412-6736

Facsimile: 212-520-0686

Ladies and Gentlemen:

This Application is delivered to you pursuant to Section 2.07 of that certain Series 2012-1 Class A-1 Note Purchase Agreement, dated as of November 29, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2012-1 Class A-1 Note Purchase Agreement”) among Icon Brand Holdings LLC, the other Co-Issuers named therein, Iconix Brand Group, Inc., as Manager, the Conduit Investors, Committed Note Purchasers and Funding Agents named therein, Barclays Bank PLC, as L/C Provider (in such capacity, the “L/C Provider”), the Swingline Lender named therein and Barclays Bank PLC, as Administrative Agent (in such capacity, the “Administrative Agent”).

A-2 - 1

Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under or as provided in the Recitals and Section 1.01 of the Series 2012-1 Class A-1 Note Purchase Agreement.

The undersigned hereby requests the issuance of a Letter of Credit in the amount of $            to be issued for the benefit of             as beneficiary at the address below, with a copy to Brand Holdings II, thereof on             , 20            .

[INSERT BENEFICIARY DETAILS]

The undersigned hereby acknowledges that the delivery of this Application and the issuance of the Letter of Credit hereunder hereby constitutes a representation and warranty by the undersigned that, on the date of the issuance of such Letter of Credit, all conditions set forth in Section 7.03 of the Series 2012-1 Class A-1 Note Purchase Agreement have been satisfied and all statements set forth in Section 6.01 of the Series 2012-1 Class A-1 Note Purchase Agreement are true and correct.

The undersigned agrees that if prior to the time of issuance of the Letter of Credit requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify you. Except to the extent, if any, that prior to the time of the issuance of the Letter of Credit requested hereby you shall receive written notice to the contrary from the undersigned, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of the issuance of such Letter of Credit as if then made.

A-1 - 2

The undersigned has caused this Application to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this             day of             , 20            .

ICONIX BRAND GROUP, INC., as Manager on behalf of the Co-Issuers

By:
Name:
Title:

A-1 - 3

EXHIBIT B TO CLASS A-1

NOTE PURCHASE AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of [ ], among [ ] (the “Transferor”), each purchaser listed as an Acquiring Committed Note Purchaser on the signature pages hereof (each, an “Acquiring Committed Note Purchaser”), the Funding Agent with respect to such Acquiring Committed Note Purchaser listed on the signature pages hereof (each, a “Funding Agent”), and the Co-Issuers[, Swingline Lender and L/C Provider]1 listed on the signature pages hereof.

W I T N E S S E T H:

WHEREAS, this Assignment and Assumption Agreement is being executed and delivered in accordance with Section 9.17(a) of the Series 2012-1 Class A-1 Note Purchase Agreement, dated as of November 29, 2012 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Series 2012-1 Class A-1 Note Purchase Agreement”; terms defined therein being used herein as therein defined), among the Co-Issuers, the Conduit Investors, Committed Note Purchasers and Funding Agents named therein, the L/C Provider and Swingline Lender named therein, Iconix Brand Group, Inc., as Manager, and Barclays Bank PLC, as Administrative Agent (in such capacity, the “Administrative Agent”);

WHEREAS, each Acquiring Committed Note Purchaser (if it is not already an existing Committed Note Purchaser) wishes to become a Committed Note Purchaser party to the Series 2012-1 Class A-1 Note Purchase Agreement; and

WHEREAS, the Transferor is selling and assigning to each Acquiring Committed Note Purchaser, [all] [a portion of] its rights, obligations and commitments under the Series 2012-1 Class A-1 Note Purchase Agreement, the Series 2012-1 Class A-1 Advance Notes and each other Related Document to which it is a party with respect to the percentage of its Commitment Amount specified on Schedule I attached hereto;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon the execution and delivery of this Assignment and Assumption Agreement by each Acquiring Committed Note Purchaser, each related Funding Agent, the Transferor, the Swingline Lender, the L/C Provider and, to the extent required by Section 9.17(a) of the Series 2012-1 Class A-1 Note Purchase Agreement, the Co-Issuers (the date of such execution and delivery, the “Transfer Issuance Date”), each Acquiring Committed Note Purchaser shall be a Committed Note Purchaser party to the Series 2012-1 Class A-1 Note Purchase Agreement for all purposes thereof.

[1]	No consent of the Swingline Lender and the L/C Provider shall be required so long as the Acquiring Committed Note Purchaser is rated at least “A-1” from Standard & Poor’s and “P1” from Moody’s.

The Transferor acknowledges receipt from each Acquiring Committed Note Purchaser of an amount equal to the purchase price, as agreed between the Transferor and such Acquiring Committed Note Purchaser (the “Purchase Price”), of the portion being purchased by such Acquiring Committed Note Purchaser (such Acquiring Committed Note Purchaser’s “Purchased Percentage”) of (i) the Transferor’s Commitment under the Series 2012-1 Class A-1 Note Purchase Agreement and (ii) the Transferor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount. The Transferor hereby irrevocably sells, assigns and transfers to each Acquiring Committed Note Purchaser, without recourse, representation or warranty, and each Acquiring Committed Note Purchaser hereby irrevocably purchases, takes and assumes from the Transferor, such Acquiring Committed Note Purchaser’s Purchased Percentage of (x) the Transferor’s Commitment under the Series 2012-1 Class A-1 Note Purchase Agreement and (y) the Transferor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount.

The Transferor has made arrangements with each Acquiring Committed Note Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor to such Acquiring Committed Note Purchaser of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Transferor pursuant to Section 3.02 of the Series 2012-1 Class A-1 Note Purchase Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Committed Note Purchaser to the Transferor of Fees or [ ] received by such Acquiring Committed Note Purchaser pursuant to the Series 2012-1 Supplement from and after the Transfer Issuance Date].

From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor pursuant to the Series 2012-1 Supplement or the Series 2012-1 Class A-1 Note Purchase Agreement shall, instead, be payable to or for the account of the Transferor and the Acquiring Committed Note Purchasers, as the case may be, in accordance with their respective interests as reflected in this Assignment and Assumption Agreement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

Each of the parties to this Assignment and Assumption Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment and Assumption Agreement.

By executing and delivering this Assignment and Assumption Agreement, the Transferor and each Acquiring Committed Note Purchaser confirm to and agree with each other and the other parties to the Series 2012-1 Class A-1 Note Purchase Agreement as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2012-1 Supplement, the Series 2012-1 Class A-1 Note Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2012-1 Class A-1 Notes, the Related Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Co-Issuers or the performance or observance by the Co-Issuers of any of the Co-Issuers’ obligations under the Indenture, the Series 2012-1 Class A-1 Note Purchase Agreement, the Related Documents or any other instrument or document furnished pursuant hereto; (iii) each Acquiring Committed Note Purchaser confirms that it has received a copy of the Indenture, the Series 2012-1 Class A-1 Note Purchase Agreement and such other Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (iv) each Acquiring Committed Note Purchaser will, independently and without reliance upon the Administrative Agent, the Transferor, the Funding Agent or any other Investor Group and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Series 2012-1 Class A-1 Note Purchase Agreement; (v) each Acquiring Committed Note Purchaser appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Series 2012-1 Class A-1 Note Purchase Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2012-1 Class A-1 Note Purchase Agreement; (vi) each Acquiring Committed Note Purchaser appoints and authorizes its related Funding Agent to take such action as agent on its behalf and to exercise such powers under the Series 2012-1 Class A-1 Note Purchase Agreement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2012-1 Class A-1 Note Purchase Agreement; (vii) each Acquiring Committed Note Purchaser agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Series 2012-1 Class A-1 Note Purchase Agreement are required to be performed by it as an Acquiring Committed Note Purchaser; and (viii) each Acquiring Committed Note Purchaser hereby represents and warrants to the Co-Issuers and the Manager that: (A) it has had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Manager and their respective representatives; (B) it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2012-1 Class A-1 Notes; (C) it is purchasing the Series 2012-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in clause (viii)(B) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2012-1 Class A-1 Notes; (D) it understands that (I) the Series 2012-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (II) the Co-Issuers are not required to register the Series 2012-1 Class A-1 Notes, (III) any permitted transferee hereunder must be an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and otherwise meet the criteria described under clause (B) above and (IV) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2012-1 Supplement and Section 9.03 or 9.17, as applicable, of the Series 2012-1 Class A-1 Note Purchase Agreement; (E) it will comply with the requirements of clause (viii)(D) above in connection with any transfer by it of the Series 2012-1 Class A-1 Notes; (F) it understands that the Series 2012-1 Class A-1 Notes will bear the legend set out in the form of Series 2012-1 Class A-1 Notes attached to the Series 2012-1 Supplement and be subject to the restrictions on transfer described in such legend; (G) it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2012-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs; and (H) it has executed a Purchaser’s Letter substantially in the form of Exhibit D to the Series 2012-1 Class A-1 Note Purchase Agreement.

Schedule I hereto sets forth (i) the Purchased Percentage for each Acquiring Committed Note Purchaser, (ii) the revised Commitment Amounts of the Transferor and each Acquiring Committed Note Purchaser, and (iii) the revised Maximum Investor Group Principal Amounts for the Investor Groups of the Transferor and each Acquiring Committed Note Purchaser (it being understood that if the Transferor was part of a Conduit Investor’s Investor Group and the Acquiring Committed Note Purchaser is intended to be part of the same Investor Group, there will not be any change to the Maximum Investor Group Principal Amount for that Investor Group) and (iv) administrative information with respect to each Acquiring Committed Note Purchaser and its related Funding Agent.

This Assignment and Assumption Agreement and all matters arising under or in any manner relating to this Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ON THE SERIES 2012-1 CLASS A-1 NOTE PURCHASE AGREEMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AND ASSUMPTION AGREEMENT OR THE SERIES 2012-1 CLASS A-1 NOTE PURCHASE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS ASSIGNMENT AND ASSUMPTION AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective duly authorized officers as of the date first set forth above.

[ ], as Transferor

By:
Title:

By:
Title:

[ ], as Acquiring Committed Note Purchaser

By:
Title:

[ ], as Funding Agent

By:
Title:

CONSENTED AND ACKNOWLEDGED BY
THE CO-ISSUERS:

ICON BRAND HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON DE INTERMEDIATE HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON DE HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

ICON NY HOLDINGS LLC, as Co-Issuer

By:
Name:
Title:

[CONSENTED BY:

BARCLAYS BANK PLC, as Swingline Lender

By:
Name:
Title:

BARCLAYS BANK PLC, as L/C Provider

By:
Name:
Title:]

SCHEDULE I TO ASSIGNMENT AND ASSUMPTION AGREEMENT

LIST OF ADDRESSES FOR NOTICES

AND OF COMMITMENT AMOUNTS

[                    ], as

Transferor

Prior Commitment Amount: $[         ]

Revised Commitment Amount: $[         ]

Prior Maximum Investor Group Principal Amount: $[         ]

Revised Maximum Investor Group Principal Amount: $[         ]

Related Conduit Investor

(if applicable)                     [        ]

[                     ], as

Acquiring Committed Note Purchaser

Address:

Attention:

Telephone:

Facsimile:

Purchased Percentage of Transferor’s Commitment: [            ]%

Prior Commitment Amount: $[         ]

Revised Commitment Amount: $[         ]

Prior Maximum Investor Group Principal Amount: $[         ]

Revised Maximum Investor Group Principal Amount: $[        ]

Related Conduit Investor

(if applicable)                     [         ]

[                     ], as

related Funding Agent

Address:

Attention:

Telephone:

Facsimile:

EXHIBIT C TO CLASS A-1 NOTE PURCHASE AGREEMENT

INVESTOR GROUP SUPPLEMENT, dated as of [            ], among (i) [            ] (the “Transferor Investor Group”), (ii) [            ] (the “Acquiring Investor Group”) and (iii) the Funding Agent with respect to the Acquiring Investor Group listed on the signature pages hereof (each, a “Funding Agent”).

W I T N E S S E T H:

WHEREAS, this Investor Group Supplement is being executed and delivered in accordance with Section 9.17(c) of the Series 2012-1 Class A-1 Note Purchase Agreement, dated as of November 29, 2012 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Series 2012-1 Class A-1 Note Purchase Agreement”; terms defined therein being used herein as therein defined), among the Co-Issuers, the Conduit Investors, Committed Note Purchasers and Funding Agents named therein, the L/C Provider and Swingline Lender named therein, Iconix Brand Group, Inc., as Manager, and Barclays Bank PLC, as Administrative Agent (in such capacity, the “Administrative Agent”);

WHEREAS, the Acquiring Investor Group wishes to become a Conduit Investor and [a] Committed Note Purchaser[s] with respect to such Conduit Investor under the Series 2012-1 Class A-1 Note Purchase Agreement; and

WHEREAS, the Transferor Investor Group is selling and assigning to the Acquiring Investor Group [all] [a portion of] its respective rights, obligations and commitments under the Series 2012-1 Class A-1 Note Purchase Agreement, the Series 2012-1 Class A-1 Advance Notes and each other Related Document to which it is a party with respect to the percentage of its Commitment Amount specified on Schedule I attached hereto;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon the execution and delivery of this Investor Group Supplement by the Acquiring Investor Group, each related Funding Agent with respect thereto, the Transferor Investor Group, the Swingline Lender, the L/C Provider and, to the extent required by Section 9.17(c) of the Series 2012-1 Class A-1 Note Purchase Agreement, the Co-Issuers (the date of such execution and delivery, the “Transfer Issuance Date”), the Conduit Investor and the Committed Note Purchaser[s] with respect to the Acquiring Investor Group shall be parties to the Series 2012-1 Class A-1 Note Purchase Agreement for all purposes thereof.

The Transferor Investor Group acknowledges receipt from the Acquiring Investor Group of an amount equal to the purchase price, as agreed between the Transferor Investor Group and the Acquiring Investor Group (the “Purchase Price”), of the portion being purchased by the Acquiring Investor Group (the Acquiring Investor Group’s “Purchased Percentage”) of (i) the aggregate Commitment[s] of the Committed Note Purchaser[s] included in the Transferor Investor Group under the Series 2012-1 Class A-1 Note Purchase Agreement and (ii) the aggregate related Committed Note

Purchaser Percentage[s] of the related Investor Group Principal Amount. The Transferor Investor Group hereby irrevocably sells, assigns and transfers to the Acquiring Investor Group, without recourse, representation or warranty, and the Acquiring Investor Group hereby irrevocably purchases, takes and assumes from the Transferor Investor Group, such Acquiring Investor Group’s Purchased Percentage of (x) the aggregate Commitment[s] of the Committed Note Purchaser[s] included in the Transferor Investor Group under the Series 2012-1 Class A-1 Note Purchase Agreement and (y) the aggregate related Committed Note Purchaser Percentage[s] of the related Investor Group Principal Amount.

The Transferor Investor Group has made arrangements with the Acquiring Investor Group with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor Investor Group to such Acquiring Investor Group of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Transferor Investor Group pursuant to Section 3.02 of the Series 2012-1 Class A-1 Note Purchase Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Investor Group to the Transferor Investor Group of Fees or [                                         ] received by such Acquiring Investor Group pursuant to the Series 2012-1 Supplement from and after the Transfer Issuance Date].

From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor Investor Group pursuant to the Series 2012-1 Supplement or the Series 2012-1 Class A-1 Note Purchase Agreement shall, instead, be payable to or for the account of the Transferor Investor Group and the Acquiring Investor Group, as the case may be, in accordance with their respective interests as reflected in this Investor Group Supplement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

Each of the parties to this Investor Group Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Investor Group Supplement.

The Acquiring Investor Group has executed and delivered to the Administrative Agent a Purchaser’s Letter substantially in the form of Exhibit D to the Series 2012-1 Class A-1 Note Purchase Agreement.

By executing and delivering this Investor Group Supplement, the Transferor Investor Group and the Acquiring Investor Group confirm to and agree with each other and the other parties to the Series 2012-1 Class A-1 Note Purchase Agreement as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2012-1 Supplement, the Series 2012-1 Class A-1 Note Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2012-1 Class A-1 Notes, the Related Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Co-Issuers or the performance or observance by the Co-Issuers of any of the Co-Issuers’ obligations under the Indenture, the Series 2012-1 Class A-1 Note Purchase Agreement, the Related Documents or any other instrument or document furnished pursuant hereto; (iii) the Acquiring Investor Group confirms that it has received a copy of the Indenture, the Series 2012-1 Class A-1 Note Purchase Agreement and such other Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Investor Group Supplement; (iv) the Acquiring Investor Group will, independently and without reliance upon the Administrative Agent, the Transferor Investor Group, the Funding Agents or any other Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Series 2012-1 Class A-1 Note Purchase Agreement; (v) the Acquiring Investor Group appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Series 2012-1 Class A-1 Note Purchase Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2012-1 Class A-1 Note Purchase Agreement; (vi) each member of the Acquiring Investor Group appoints and authorizes its related Funding Agent, listed on Schedule I hereto, to take such action as agent on its behalf and to exercise such powers under the Series 2012-1 Class A-1 Note Purchase Agreement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2012-1 Class A-1 Note Purchase Agreement; (vii) each member of the Acquiring Investor Group agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Series 2012-1 Class A-1 Note Purchase Agreement are required to be performed by it as a member of the Acquiring Investor Group; and (viii) each member of the Acquiring Investor Group hereby represents and warrants to the Co-Issuers and the Manager that: (A) it has had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Manager and their respective representatives; (B) it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2012-1 Class A-1 Notes; (C) it is purchasing the Series 2012-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in clause (viii)(B) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2012-1 Class A-1 Notes; (D) it understands that (I) the Series 2012-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (II) the Co-Issuers are not required to register the Series 2012-1 Class A-1 Notes, (III) any permitted transferee hereunder must be it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and otherwise meet the criteria described under clause (B) above and (IV) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2012-1 Supplement and Section 9.03 or 9.17, as applicable, of the Series 2012-1 Class A-1 Note Purchase Agreement; (E) it will comply with the requirements of clause (viii)(D) above in connection with any transfer by it of the Series 2012-1 Class A-1 Notes; (F) it understands that the Series 2012-1 Class A-1 Notes will bear the legend set out in the form of Series 2012-1 Class A-1 Notes attached to the Series 2012-1 Supplement and be subject to the restrictions on transfer described in such legend; (G) it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2012-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs; and (H) it has executed a Purchaser’s Letter substantially in the form of Exhibit D to the Series 2012-1 Class A-1 Note Purchase Agreement.

Schedule I hereto sets forth (i) the Purchased Percentage for the Acquiring Investor Group, (ii) the revised Commitment Amounts of the Transferor Investor Group and the Acquiring Investor Group, and (iii) the revised Maximum Investor Group Principal Amounts for the Transferor Investor Group and the Acquiring Investor Group and (iv) administrative information with respect to the Acquiring Investor Group and its related Funding Agent.

This Investor Group Supplement and all matters arising under or in any manner relating to this Investor Group Supplement shall be governed by, and construed in accordance with, the laws of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ON THE SERIES 2012-1 CLASS A-1 NOTE PURCHASE AGREEMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS INVESTOR GROUP SUPPLEMENT OR THE SERIES 2012-1 CLASS A-1 NOTE

PURCHASE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS INVESTOR GROUP SUPPLEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Investor Group Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

[ ], as Transferor Investor Group

By:
Title:

[ ], as Acquiring Investor Group

By:
Title:

[ ], as Funding Agent

By:
Title:

SCHEDULE I TO INVESTOR GROUP SUPPLEMENT

LIST OF ADDRESSES FOR NOTICES

AND OF COMMITMENT AMOUNTS

[                    ], as

Transferor Investor Group

Prior Commitment Amount: $[ ]

Revised Commitment Amount: $[ ]

Prior Maximum Investor Group Principal Amount: $[ ]

Revised Maximum Investor Group Principal Amount: $[ ]

[ ], as Acquiring Investor Group
Address: Attention: Telephone: Facsimile:

Purchased Percentage of Transferor Investor Group’s Commitment: [ ]%

Prior Commitment Amount: $[ ]

Revised Commitment Amount: $[ ]

Prior Maximum Investor Group Principal Amount: $[ ]

Revised Maximum Investor Group Principal Amount: $[ ]

[ ], as related Funding Agent
Address: Attention: Telephone: Facsimile:

EXHIBIT D TO CLASS A-1

NOTE PURCHASE AGREEMENT

[FORM OF PURCHASER’S LETTER]

[INVESTOR] [INVESTOR ADDRESS] Attention: [INVESTOR CONTACT]	[Date]

Ladies and Gentlemen:

Reference is hereby made to the Class A-1 Note Purchase Agreement dated November 29, 2012 (the “NPA”) relating to the offer and sale (the “Offering”) of up to $100,000,000 of Series 2012-1 Variable Funding Senior Notes, Class A-1 (the “Securities”) of Icon Brand Holdings LLC, Icon DE Intermediate Holdings LLC, Icon DE Holdings LLC and Icon NY Holdings LLC (collectively, the “Co-Issuers”). The Offering will not be required to be registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Act”) under an exemption from registration granted in Section 4(2) of the Act and Regulation D promulgated under the Act. Barclays Bank PLC is acting as administrative agent (the “Administrative Agent”) in connection with the Offering. Unless otherwise defined herein, capitalized terms have the definitions ascribed to them in the NPA. Please confirm with us your acknowledgement and agreement with the following:

(a) You are an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (an “Accredited Investor”) and have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and are able and prepared to bear the economic risk of investing in, the Securities.

(b) Neither the Administrative Agent nor its Affiliates (i) has provided you with any information with respect to the Co-Issuers, the Securities or the Offering other than the information contained in the NPA, which was prepared by the Co-Issuers, or (ii) makes any representation as to the credit quality of the Co-Issuers or the merits of an investment in the Securities. The Administrative Agent has not provided you with any legal, business, tax or other advice in connection with the Offering or your possible purchase of the Securities.

(c) You acknowledge that you have completed your own diligence investigation of the Co-Issuers and the Securities and have had sufficient access to the agreements, documents, records, officers and directors of the Co-Issuers to make your investment decision related to the Securities. You further acknowledge that you have had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Manager and their respective representatives.

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(d) The Administrative Agent may currently or in the future own securities issued by, or have business relationships (including, among others, lending, depository, risk management, advisory and banking relationships) with, the Co-Issuers and their affiliates, and the Administrative Agent will manage such security positions and business relationships as it determines to be in its best interests, without regard to the interests of the holders of the Securities.

(e) You are purchasing the Securities for your own account, or for the account of one or more Persons who are Accredited Investors who meet the criteria described in paragraph (a) above and for whom you are acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of your property shall at all times be and remain within your control, and neither you nor your Affiliates has engaged in any general solicitation or general advertising within the meaning of the Act, or the rules and regulations promulgated thereunder with respect to the Securities. You confirm that, to the extent you are purchasing the Securities for the account of one or more other Persons, (i) you have been duly authorized to make the representations, warranties, acknowledgements and agreements set forth herein on their behalf and (ii) the provisions of this letter constitute legal, valid and binding obligations of you and any other Person for whose account you are acting;

(f) You understand that (i) the Securities have not been and will not be registered or qualified under the Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (ii) the Co-Issuers are not required to register the Securities, (iii) any permitted transferee under the NPA must be an Accredited Investor and (iv) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2012-1 Supplement and Section 9.03 or 9.17 of the NPA, as applicable;

(g) You will comply with the requirements of paragraph (f) above in connection with any transfer by you of the Securities;

(h) You understand that the Securities will bear the legend set out in the form of Securities attached to the Series 2012-1 Supplement and be subject to the restrictions on transfer described in such legend;

(i) Either (i) you are not acquiring or holding the Securities for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or provisions under any Similar Law (as defined in the Series 2012-1 Supplemental Definitions List attached to the Series 2012-1 Supplement as Annex A) or (ii) your purchase and holding of the Securities will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law; and

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(j) You will obtain for the benefit of the Co-Issuers from any purchaser of the Securities substantially the same representations and warranties contained in the foregoing paragraphs.

This letter agreement will be governed by and construed in accordance with the laws of the State of New York.

You understand that the Administrative Agent will rely upon this letter agreement in acting as a Administrative Agent in connection with the Offering. You agree to notify the Administrative Agent promptly in writing if any of your representations, acknowledgements or agreements herein cease to be accurate and complete. You irrevocably authorize the Administrative Agent to produce this letter to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters set forth herein.

BARCLAYS BANK PLC

By:
Name:
Title:

Agreed and Acknowledged:

[INVESTOR]

By:
Name:
Title:

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